     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 23                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 24                             /X/

                            ------------------------

                     DEAN WITTER VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                                 Post-Effective
                          Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        _X_ on May 1, 1998 pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     DEAN WITTER VARIABLE INVESTMENT SERIES

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                           CAPTION
----------------------------------------------  ---------------------------------------------------------------------
PART A                                                                       PROSPECTUS
 1.  .........................................  Cover Page
 2.  .........................................  Prospectus Summary
 3.  .........................................  Financial Highlights
 4.  .........................................  Investment Objectives and Policies; The Fund and its Management;
                                                 Cover Page; Investment Restrictions; Prospectus Summary
 5.  .........................................  The Fund and Its Management; Investment Objectives and Policies
 6.  .........................................  Dividends, Distributions and Taxes; Additional Information
 7.  .........................................  Purchase of Fund Shares; Prospectus Summary
 8.  .........................................  Redemption of Fund Shares
 9.  .........................................  Not Applicable

PART B                                                           STATEMENT OF ADDITIONAL INFORMATION
10.  .........................................  Cover Page
11.  .........................................  Table of Contents
12.  .........................................  The Fund and its Management
13.  .........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                 Transactions and Brokerage
14.  .........................................  The Fund and its Management; Trustees and Officers
15.  .........................................  The Fund and its Management; Trustees and Officers
16.  .........................................  The Fund and its Management; Custodian and Transfer Agent;
                                                 Independent Accountants
17.  .........................................  Portfolio Transactions and Brokerage
18.  .........................................  Description of Shares of the Fund
19.  .........................................  Purchase and Redemption of Fund Shares; Financial Statements
20.  .........................................  Dividends, Distributions and Taxes; Financial Statements
21.  .........................................  Purchase and Redemption of Fund Shares
22.  .........................................  Performance Information
23.  .........................................  Experts; Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                DEAN WITTER
                        VARIABLE INVESTMENT SERIES




                                PROSPECTUS
                            DATED MAY 1, 1998

                                PROSPECTUS DATED
                                  MAY 1, 1998
                     DEAN WITTER VARIABLE INVESTMENT SERIES
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                        (212) 392-2550 OR (800) 869-NEWS

Dean Witter Variable Investment Series (the "Fund") is an open-end diversified management investment company which is intended to provide a broad range of investment alternatives with its fifteen separate Portfolios, each of which has distinct investment objectives and policies.

    - THE MONEY MARKET PORTFOLIO
    - THE QUALITY INCOME PLUS PORTFOLIO
    - THE HIGH YIELD PORTFOLIO
    - THE UTILITIES PORTFOLIO
    - THE INCOME BUILDER PORTFOLIO
    - THE DIVIDEND GROWTH PORTFOLIO
    - THE CAPITAL GROWTH PORTFOLIO
    - THE GLOBAL DIVIDEND GROWTH PORTFOLIO
    - THE EUROPEAN GROWTH PORTFOLIO
    - THE PACIFIC GROWTH PORTFOLIO
    - THE CAPITAL APPRECIATION PORTFOLIO
    - THE EQUITY PORTFOLIO
    - THE S&P 500 INDEX PORTFOLIO
    - THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO
    - THE STRATEGIST PORTFOLIO

There can be no assurance that the investment objectives of the Portfolios will be achieved. SEE "Prospectus Summary" and "Investment Objectives and Policies."

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

INVESTORS IN THE HIGH YIELD PORTFOLIO SHOULD CAREFULLY CONSIDER THE RELATIVE RISKS OF INVESTING IN HIGH YIELD SECURITIES, WHICH ARE COMMONLY KNOWN AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS IN THE HIGH YIELD PORTFOLIO SHOULD ALSO BE COGNIZANT OF THE FACT THAT SUCH SECURITIES ARE NOT GENERALLY MEANT FOR SHORT-TERM INVESTING AND SHOULD ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE HIGH YIELD PORTFOLIO.

SHARES OF THE PORTFOLIOS OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

Currently, the shares of the Fund will be sold only to (1) Northbrook Life Insurance Company ("Northbrook") to fund the benefits under certain flexible premium variable annuity contracts and certain flexible premium variable life insurance contracts it issues, to (2) Allstate Life Insurance Company of New York ("Allstate New York") to fund the benefits under certain flexible premium deferred variable annuity contracts it issues, to (3) Glenbrook Life and Annuity Company ("Glenbrook") to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts it issues, and to (4) Paragon Life Insurance Company ("Paragon") to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts," the variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts," and the Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts." Northbrook, Allstate New York, Glenbrook and Paragon are sometimes referred to as the "Companies." In the future, shares may be sold to affiliated and/or non-affiliated entities of the Companies. The Companies will invest in shares of the Fund in accordance with allocation instructions received from Contract Owners, which allocation rights are further described in the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts. The Companies will redeem shares to the extent necessary to provide benefits under the Contracts.

This Prospectus sets forth concisely the information you should know before allocating your investment under your Contract to the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated May 1, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.
                            ------------------------

              DEAN WITTER INTERCAPITAL INC. -- Investment Manager

This Prospectus must be accompanied by a current Prospectus for the Variable Annuity Contracts issued by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or by a current Prospectus for the Variable Life Contracts issued by Northbrook Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company. Both Prospectuses should be read and retained for future reference.

NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                               TABLE OF CONTENTS

Prospectus Summary..................................................................................          3
Financial Highlights................................................................................          8
The Fund and its Management.........................................................................         12
Investment Objectives and Policies..................................................................         13
  The Money Market Portfolio........................................................................         13
  The Quality Income Plus Portfolio.................................................................         14
  The High Yield Portfolio..........................................................................         16
  The Utilities Portfolio...........................................................................         17
  The Income Builder Portfolio......................................................................         18
  The Dividend Growth Portfolio.....................................................................         20
  The Capital Growth Portfolio......................................................................         21
  The Global Dividend Growth Portfolio..............................................................         22
  The European Growth Portfolio.....................................................................         22
  The Pacific Growth Portfolio......................................................................         23
  The Capital Appreciation Portfolio................................................................         25
  The Equity Portfolio..............................................................................         26
  The S&P 500 Index Portfolio.......................................................................         27
  The Competitive Edge "Best Ideas" Portfolio.......................................................         28
  The Strategist Portfolio..........................................................................         30
  General Portfolio Techniques......................................................................         31
Investment Restrictions.............................................................................         41
Determination of Net Asset Value....................................................................         42
Purchase of Fund Shares.............................................................................         43
Redemption of Fund Shares...........................................................................         44
Dividends, Distributions and Taxes..................................................................         44
Performance Information.............................................................................         45
Additional Information..............................................................................         46
Appendix -- Ratings of Corporate Debt
   Instruments Investments..........................................................................         48

PROSPECTUS SUMMARY
----------------------------------------------------------

THE FUND                The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end diversified management investment company. The Fund is comprised of fifteen separate Portfolios: the MONEY MARKET PORTFOLIO, the QUALITY
                        INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the
                        INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH
                        PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO,
                        the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY
                        PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS"
                        PORTFOLIO and the STRATEGIST PORTFOLIO (see pages 13 through 41). The Trustees of the Fund may establish additional Portfolios at any time. To the extent that shares are sold to the Companies in order to fund the benefits under Contracts, the structure of the Fund permits Contract Owners, within the limitations described in the Contracts, to allocate the investments underlying the Contracts in response to or in anticipation of changes in market or economic conditions. See the accompanying Prospectus for either the Variable Annuity Contracts or the
                        Variable Life Contracts for a description of the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and benefits provided under a Contract.
                        Each Portfolio is managed for investment purposes as if it were a separate fund issuing a separate class of shares of beneficial interest, with $.01 par value.
                        The assets of each Portfolio are segregated, so that an interest in the Fund is limited to the assets of the Portfolio in which shares are held and shareholders, such as the Companies, are each entitled to a pro rata share of all dividends and distributions arising from the net investment income and capital gains, if any, of such Portfolio (see pages 44 and 46).
----------------------------------------------------------------------------------------------------------
INVESTMENT              Each Portfolio has distinct investment objectives and policies, and is subject to
OBJECTIVES,             various investment restrictions, some of which apply to all the Portfolios. The
POLICIES,               MONEY MARKET PORTFOLIO seeks high current income, preservation of capital and
RESTRICTIONS            liquidity by investing in short-term money market instruments (see pages 13-14).
AND RISKS               The QUALITY INCOME PLUS PORTFOLIO seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in U.S.
                        Government securities and higher-rated fixed-income securities and by writing covered options on such securities (see pages 14-15). The HIGH YIELD PORTFOLIO seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, seeks capital appreciation, but only when consistent with its primary objective, by investing primarily in lower-rated fixed-income securities, which are commonly known as junk bonds (see pages 16-17). The UTILITIES PORTFOLIO seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry (see pages 17-18). The INCOME BUILDER PORTFOLIO seeks, as its primary objective, reasonable income and, as its secondary objective, growth of capital, by investing primarily in income-producing equity securities (see pages 18-20). The DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 20-21). The CAPITAL GROWTH PORTFOLIO seeks long-term capital growth by investing primarily in common stocks (see page
                        21). The GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends (see page 22). The EUROPEAN GROWTH
                        PORTFOLIO seeks to maximize the capital

                        appreciation of its investments by investing primarily in securities issued by issuers located in Europe (see pages 22-23). The PACIFIC GROWTH PORTFOLIO seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand (see pages
                        23-25). The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued (see pages 25-26). The EQUITY PORTFOLIO seeks, as a primary objective, capital growth through investments in common stock and, as a secondary objective, income but only when consistent with its primary objective (see pages 26-27). The S&P 500 INDEX
                        PORTFOLIO seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the
                        Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index (the "S&P
                        500 Index") by investing, under normal circumstances, at least 80% of the value of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index (see pages 27-28). The COMPETITIVE EDGE "BEST
                        IDEAS" PORTFOLIO seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the common stock of U.S. and
                        non-U.S. companies included in the "Best Ideas" subgroup of "Global Investing: The
                        Competitive Edge," a research compilation assembled and maintained by Morgan
                        Stanley Dean Witter Equity Research, and such Supplemental Securities chosen by the Investment Manager (see pages 28-30). The STRATEGIST PORTFOLIO seeks a high total investment return through a fully managed investment policy utilizing equity securities, investment grade fixed-income securities and money market securities, and the writing of covered options on such securities and the collateralized sale of stock index options (see pages 30-31).
                                                            ---------
                        Although the MONEY MARKET PORTFOLIO will attempt to maintain a constant net asset value per share of $1.00, there can be no assurance that the $1.00 net asset value can be maintained. The net asset value of shares of each Portfolio other than the
                        MONEY MARKET PORTFOLIO will fluctuate with changes in the market value of its portfolio holdings. The market value of the Portfolios' securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates generally reduces the value of those securities. Dividends payable by each Portfolio will vary in relation to the amounts of dividends and/or interest paid by its securities holdings.
                        The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH
                        PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO,
                        the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE
                        EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase put and call options and may enter into transactions involving interest rate futures contracts and bond index futures contracts and options thereon as a means of hedging against changes in the market value of the Portfolio's investments. The UTILITIES
                        PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the
                        EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION
                        PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST
                        PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon, and (except for the
                        EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) options on stock indexes. The S&P 500 INDEX PORTFOLIO may enter into stock index futures contracts to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. Each Portfolio may invest, to a different extent, in foreign securities. Foreign securities markets pose different and generally greater risks than those customarily associated with domestic securities and markets including fluctuations in foreign currency exchange rates, foreign tax rates and foreign securities exchange controls.
                        Investment in the QUALITY INCOME PLUS PORTFOLIO, the

                        HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the
                        DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND
                        GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, THE PACIFIC GROWTH PORTFOLIO, THE
                        CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO, the S&P 500 INDEX PORTFOLIO,
                        the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO involve more risk than investment in the MONEY MARKET PORTFOLIO. The high yield, high risk fixed-income securities in which the HIGH YIELD PORTFOLIO will invest, and the
                        INCOME BUILDER PORTFOLIO may invest, are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. Investors in these Portfolios should carefully consider the relative risks of investing in high yield securities and should be cognizant of the fact that such securities are not generally meant for short-term investing (see the discussion of lower-rated securities beginning on page 34). Investors in the
                        CAPITAL APPRECIATION PORTFOLIO should be aware that the Portfolio is intended for long-term investors who can accept the risks involved in seeking long-term appreciation through the investment primarily in securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued (see the discussion of such securities beginning on page 25). In selecting investments for the CAPITAL APPRECIATION PORTFOLIO, the Investment
                        Manager has no general criteria as to a company's asset size, earnings or industry type. Investors in the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO should be aware that there can be no assurance that the securities contained in the Competitive
                        Edge "Best Ideas" List, which currently consists of only 40 companies, will perform as anticipated. Past performance of securities and issuers included in the
                        Competitive Edge "Best Ideas" List cannot be used to predict future results of the
                        Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best
                        Ideas" List.
                        Contract Owners are also directed to the discussion of options and futures transactions (page 37), repurchase agreements (page 35), foreign securities (page
                        31), forward foreign currency exchange contracts (page 32), public utilities securities (page 18), convertible securities (page 34), warrants (page 36), zero coupon securities (page 36), when-issued and delayed delivery securities and forward commitments (page 35) and "when, as and if issued" securities (page 36), concerning risks associated with such securities and management techniques. The
                        Fund is a single diversified investment company, consisting of fifteen Portfolios, and each Portfolio itself is diversified. Diversification does not eliminate investment risk. Contract Owners should review the investment objectives and policies of the Portfolios carefully and consider their ability to assume the risks involved in allocating the investments underlying the Contracts (see pages
                        13-41).
----------------------------------------------------------------------------------------------------------
INVESTMENT              Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the
MANAGER                 Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately
                        $113.6 billion at March 31, 1998. For its services as Investment Manager,
                        InterCapital receives a monthly advisory fee at an annual rate of 0.40% of the daily net assets of the S&P 500 INDEX PORTFOLIO; at an annual rate of 0.50% of the daily net assets of the HIGH YIELD PORTFOLIO up to $500 million and 0.425% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of
                        0.50% of the daily net assets of the QUALITY INCOME PLUS PORTFOLIO up to $500 million and 0.45% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of 0.50% of the daily net assets of the EQUITY
                        PORTFOLIO up to $1 billion and 0.475% of the daily net assets of that Portfolio exceeding $1 billion; at an annual rate of 0.50% of the daily net assets of each of the MONEY MARKET PORTFOLIO and the STRATEGIST

                        PORTFOLIO; at an annual rate of 0.625% of the daily net assets of the DIVIDEND
                        GROWTH PORTFOLIO up to $500 million, scaled down at various asset levels to 0.45%
                        on the daily net assets of that Portfolio exceeding $2 billion; at an annual rate of 0.65% of the daily net assets of the UTILITIES PORTFOLIO up to $500 million and
                        0.55% of the daily net assets of that Portfolio exceeding $500 million; at an annual rate of 0.65% of the daily net assets of each of the CAPITAL GROWTH
                        PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO; at an annual rate of
                        0.75% of the daily net assets of each of the INCOME BUILDER PORTFOLIO, the GLOBAL
                        DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO; at an annual rate of 1.0% of the daily net assets of the EUROPEAN GROWTH PORTFOLIO up to $500 million and 0.95% of the daily net assets of the Portfolio exceeding $500 million;
                        and at an annual rate of 1.0% of the daily net assets of the PACIFIC GROWTH
                        PORTFOLIO. The Investment Manager has agreed to assume all expenses of the S&P 500
                        INDEX PORTFOLIO (except for any brokerage expenses) and to waive the compensation provided for that Portfolio in its Management Agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the S&P 500 INDEX PORTFOLIO (see page 12).
                        Morgan Grenfell Investment Services Limited has been retained by the Investment
                        Manager as Sub-Adviser to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH
                        PORTFOLIO to provide investment advice and manage the portfolios, subject to the overall supervision of the Investment Manager. Morgan Grenfell Investment Services
                        Limited currently manages assets in excess of $18 billion primarily for U.S.
                        corporate and public employee plans, endowments, investment companies and foundations. The Sub-Adviser receives a monthly fee from the Investment Manager equal to 40% of the Investment Manager's monthly fee in respect of each of the
                        EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO (see page 12).
----------------------------------------------------------------------------------------------------------
SHAREHOLDERS            Currently, shares of the Fund are sold only to (1) Northbrook Life Insurance
                        Company ("Northbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by
                        Northbrook, to (2) Allstate Life Insurance Company of New York ("Allstate New
                        York") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate New York, to (3) Glenbrook Life and Annuity Company ("Glenbrook") for
                        allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Glenbrook, and to (4) Paragon
                        Life Insurance Company ("Paragon") for allocation to a separate account established to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co., the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the
                        "Accounts." The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts," the variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts," and the Variable Annuity
                        Contracts and the Variable Life Contracts are sometimes referred to as the
                        "Contracts." Northbrook, Allstate New York, Glenbrook and Paragon are sometimes referred to as the "Companies." Accordingly, the interest of the Contract Owner with respect to the Fund is subject to the terms of the Contract and is described in the accompanying Prospectus for the Variable Annuity Contracts or the Variable
                        Life Contracts, which should be reviewed carefully by a person considering the purchase of a Contract. The accompanying Prospectus for the Variable Annuity
                        Contracts or the Variable Life Contracts describes the relationship between increases or decreases in the net asset value of Fund shares and any distributions on such shares, and the benefits provided under a Contract. The rights of the
                        Companies as shareholders of the Fund should be distinguished from the rights of a Contract Owner which are described in the Contract. In the future, shares may be allocated to certain other separate accounts or sold to affiliated and/or non-affiliated entities of the Companies in connection with variable annuity contracts or variable life insurance contracts. As long as shares of the Fund are sold only to the Companies, the terms "shareholder" or "shareholders" in this
                        Prospectus shall refer to the Companies. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund (see pages 43 and 46).
----------------------------------------------------------------------------------------------------------
PURCHASES               Dean Witter Distributors Inc. is the distributor of the Fund's shares. Shares of
AND                     the Fund are sold and redeemed at net asset value, I.E., without sales charge (see
REDEMPTIONS             pages 43 and 44).
----------------------------------------------------------------------------------------------------------
                        THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                        ELSEWHERE IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION, AND THE
                        ACCOMPANYING PROSPECTUS FOR EITHER THE VARIABLE ANNUITY CONTRACTS OR THE VARIABLE
                        LIFE CONTRACTS.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period for each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information

                      NET ASSET
                        VALUE        NET        NET REALIZED    TOTAL FROM                                          TOTAL
                      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO    DISTRIBUTIONS TO   DIVIDENDS AND
 YEAR ENDED DEC. 31   OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS      SHAREHOLDERS     DISTRIBUTIONS
     ----------       ---------   ----------   --------------   ----------   -------------   ----------------   -------------
MONEY MARKET
1988                   $ 1.00       $0.070         --            $ 0.070       $(0.070)          --               $(0.070)
1989                     1.00        0.086         --              0.086        (0.086)          --                (0.086)
1990                     1.00        0.076         --              0.076        (0.076)          --                (0.076)
1991                     1.00        0.056         --              0.056        (0.056)          --                (0.056)
1992                     1.00        0.034         --              0.034        (0.034)          --                (0.034)
1993                     1.00        0.027         --              0.027        (0.027)          --                (0.027)
1994                     1.00        0.037         --              0.037        (0.037)          --                (0.037)
1995                     1.00        0.055         --              0.055        (0.055)          --                (0.055)
1996                     1.00        0.050         --              0.050        (0.050)          --                (0.050)
1997                     1.00        0.051         --              0.051        (0.051)          --                (0.051)
QUALITY INCOME PLUS
1988                     9.61        0.85          $(0.16)         0.69         (0.85)           --                (0.85)
1989                     9.45        0.88            0.28          1.16         (0.88)           --                (0.88)
1990                     9.73        0.86           (0.24)         0.62         (0.86)           --                (0.86)
1991                     9.49        0.85            0.85          1.70         (0.85)           --                (0.85)
1992                    10.34        0.77            0.05          0.82         (0.77)           --                (0.77)
1993                    10.39        0.69            0.64          1.33         (0.69)           --                (0.69)
1994                    11.03        0.69           (1.40)        (0.71)        (0.69)           $ (0.18)          (0.87)
1995                     9.45        0.72            1.50          2.22         (0.71)           --                (0.71)
1996                    10.96        0.71           (0.58)         0.13         (0.72)           --                (0.72)
1997                    10.37        0.70            0.40          1.10         (0.70)           --                (0.70)
HIGH YIELD
1988                     9.97        1.14           (0.05)         1.09         (1.14)           --                (1.14)
1989                     9.92        1.30           (2.40)        (1.10)        (1.30)           --                (1.30)
1990                     7.52        1.13           (2.91)        (1.78)        (1.13)             (0.06)*         (1.19)
1991                     4.55        0.70            1.81          2.51         (0.70)             (0.11)*         (0.81)
1992                     6.25        0.96            0.18          1.14         (0.96)           --                (0.96)
1993                     6.43        0.81            0.68          1.49         (0.81)           --                (0.81)
1994                     7.11        0.79           (0.95)        (0.16)        (0.79)           --                (0.79)
1995                     6.16        0.80            0.08          0.88         (0.78)           --                (0.78)
1996                     6.26        0.77           (0.06)         0.71         (0.79)           --                (0.79)
1997                     6.18        0.75           (0.06)         0.69         (0.75)           --                (0.75)
UTILITIES
1990(a)                 10.00        0.47           (0.04)         0.43         (0.41)           --                (0.41)
1991                    10.02        0.54            1.45          1.99         (0.54)           --                (0.54)
1992                    11.47        0.51            0.88          1.39         (0.52)           --                (0.52)
1993                    12.34        0.49            1.43          1.92         (0.50)             (0.02)          (0.52)
1994                    13.74        0.53           (1.75)        (1.22)        (0.52)             (0.08)          (0.60)
1995                    11.92        0.53            2.81          3.34         (0.58)           --                (0.58)
1996                    14.68        0.55            0.70          1.25         (0.55)             (0.04)          (0.59)
1997                    15.34        0.57            3.46          4.03         (0.57)             (0.21)          (0.78)
INCOME BUILDER
1997(d)                 10.00        0.44            1.76          2.20         (0.44)           --                (0.44)
DIVIDEND GROWTH
1990(a)                 10.00        0.33           (1.10)        (0.77)        (0.30)           --                (0.30)
1991                     8.93        0.36            2.08          2.44         (0.37)           --                (0.37)
1992                    11.00        0.37            0.51          0.88         (0.37)           --                (0.37)
1993                    11.51        0.36            1.27          1.63         (0.36)           --                (0.36)
1994                    12.78        0.38           (0.80)        (0.42)        (0.37)           --                (0.37)
1995                    11.99        0.38            3.89          4.27         (0.41)             (0.26)          (0.67)
1996                    15.59        0.41            3.22          3.63         (0.41)             (0.41)          (0.82)
1997                    18.40        0.41            4.20          4.61         (0.41)             (1.00)          (1.41)
CAPITAL GROWTH
1991(b)                 10.00        0.15            2.67          2.82         (0.13)           --                (0.13)
1992                    12.69        0.07            0.13          0.20         (0.08)             (0.02)          (0.10)
1993                    12.79        0.08           (0.98)        (0.90)        (0.08)           --                (0.08)
1994                    11.81        0.10           (0.26)        (0.16)        (0.10)             (0.03)          (0.13)
1995                    11.52        0.10            3.68          3.78         (0.08)           --                (0.08)
1996                    15.22        0.08            1.65          1.73         (0.03)             (0.27)          (0.30)
1997                    16.65        0.01            3.90          3.91         (0.08)             (2.19)          (2.27)

----------------------------------------------------------

about the performance of the Portfolios of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts for a description of charges which may be imposed on the Contracts by the applicable Account. Any such charges are not reflected in the financial highlights below. Inclusion of any such charges would reduce the total return figures for all periods shown. The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO did not commence operations before December 31, 1997.

                                                     RATIOS TO
                                                AVERAGE NET ASSETS
     NET                                    ---------------------------
    ASSET                     NET ASSETS                        NET
    VALUE        TOTAL         AT END OF                     INVESTMENT       PORTFOLIO     AVERAGE
   END OF      INVESTMENT       PERIOD                         INCOME         TURNOVER     COMMISSION
   PERIOD       RETURN+         (000'S)      EXPENSES          (LOSS)           RATE       RATE PAID
   -------   --------------   -----------   ----------       ----------       --------     ----------
   $ 1.00           7.23%     $    77,304      0.62%            7.04%           N/A             N/A
     1.00           9.05           76,701      0.58             8.67            N/A             N/A
     1.00           7.89          118,058      0.57             7.60            N/A             N/A
     1.00           5.75          104,277      0.57             5.62            N/A             N/A
     1.00           3.43           96,151      0.59             3.38            N/A             N/A
     1.00           2.75          129,925      0.57             2.71            N/A             N/A
     1.00           3.81          268,624      0.55             3.93            N/A             N/A
     1.00           5.66          249,787      0.53             5.52            N/A             N/A
     1.00           5.11          340,238      0.52             4.97            N/A             N/A
     1.00           5.23          335,578      0.52             5.10            N/A             N/A
     9.45           7.32           28,037      0.73             8.87            277%            N/A
     9.73          12.78           48,784      0.70             9.09            242             N/A
     9.49           6.84           57,407      0.66             9.09            166             N/A
    10.34          18.75           81,918      0.60             8.39            105             N/A
    10.39           8.26          163,368      0.58             7.41            148             N/A
    11.03          12.99          487,647      0.56             6.17            219             N/A
     9.45          (6.63)         414,905      0.54             6.88            254             N/A
    10.96          24.30          520,579      0.54             7.07            162             N/A
    10.37           1.56          474,660      0.53             6.84            182             N/A
    10.77          11.09          474,990      0.53             6.71            171             N/A
     9.92          10.83          192,290      0.56            11.06            140             N/A
     7.52         (12.44)          96,359      0.55            13.94             54             N/A
     4.55         (25.54)          27,078      0.69            17.98             42             N/A
     6.25          58.14           34,603      1.01            12.29            300             N/A
     6.43          18.35           40,042      0.74            14.05            204             N/A
     7.11          24.08           90,200      0.60            11.80            177             N/A
     6.16          (2.47)         111,934      0.59            11.71            105             N/A
     6.26          14.93          154,310      0.54            12.67             58             N/A
     6.18          11.98          259,549      0.51            12.59             57             N/A
     6.12          11.87          368,061      0.53            12.44             95             N/A
    10.02           4.52(1)        37,597      0.40(2)(3)       6.38(2)          46(1)        --
    11.47          20.56           68,449      0.80             5.23             25           --
    12.34          12.64          153,748      0.73             4.63             26           --
    13.74          15.69          490,934      0.71             3.75             11           --
    11.92          (9.02)         382,412      0.68             4.21             15           --
    14.68          28.65          479,070      0.68             4.00             13           --
    15.34           8.68          440,662      0.67             3.61              9         $0.0543
    18.59          27.15          458,134      0.67             3.48             13          0.0555
    11.76          22.38(1)        55,423      0.15(2)(6)       5.73(2)(6)       41(1)       0.0529
     8.93          (7.81)(1)       57,282      0.54(2)(3)       4.50(2)          19(1)        --
    11.00          27.76           98,023      0.73             3.61              6           --
    11.51           8.16          192,551      0.69             3.42              4           --
    12.78          14.34          483,145      0.68             3.01              6           --
    11.99          (3.27)         572,952      0.64             3.13             20           --
    15.59          36.38          865,417      0.61             2.75             24           --
    18.40          23.96        1,288,404      0.57             2.46             23          0.0553
    21.60          25.61        1,905,906      0.54             2.06             28          0.0552
    12.69          28.41(1)        18,400     --   (2)(4)       1.82(2)          32(1)        --
    12.79           1.64           45,105      0.86             0.62             22           --
    11.81          (6.99)          50,309      0.74             0.78             36           --
    11.52          (1.28)          45,715      0.77             0.90             37           --
    15.22          32.92           66,995      0.74             0.70             34           --
    16.65          11.55           86,862      0.73             0.52             98          0.0570
    18.29          24.54          127,100      0.71             0.01            139          0.0571

--------------------------------------------------------------------------------

                      NET ASSET
                        VALUE        NET        NET REALIZED    TOTAL FROM                                       TOTAL
                      BEGINNING   INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO   DISTRIBUTIONS TO DIVIDENDS AND
 YEAR ENDED DEC. 31   OF PERIOD     INCOME      GAIN (LOSS)     OPERATIONS   SHAREHOLDERS     SHAREHOLDERS   DISTRIBUTIONS
     ----------       ---------   ----------   --------------   ----------   ------------   ---------------- --------------
GLOBAL DIVIDEND GROWTH
1994(c)                $10.00       $ 0.23         $(0.20)       $   0.03      $ (0.21)          --               $ (0.21)
1995                     9.82         0.24           1.90            2.14        (0.26)           $(0.01)           (0.27)
1996                    11.69         0.24           1.75            1.99        (0.24)            (0.31)           (0.55)
1997                    13.13         0.22           1.37            1.59        (0.23)            (0.60)           (0.83)
EUROPEAN GROWTH
1991(b)                 10.00         0.25          (0.13)           0.12        (0.23)          --                 (0.23)
1992                     9.89         0.08           0.32            0.40        (0.10)            (0.01)           (0.11)
1993                    10.18         0.12           3.98            4.10        (0.12)            (0.13)           (0.25)
1994                    14.03         0.17           0.96            1.13        (0.16)            (0.44)           (0.60)
1995                    14.56         0.20           3.50            3.70        (0.19)**          (0.54)           (0.73)
1996                    17.53         0.17           4.91            5.08        (0.04)            (1.01)           (1.05)
1997                    21.56         0.21           3.19            3.40        (0.24)            (1.18)           (1.42)
PACIFIC GROWTH
1994(c)                 10.00         0.07          (0.74)          (0.67)      --                 (0.07)           (0.07)
1995                     9.26         0.12           0.41            0.53        (0.09)          --                 (0.09)
1996                     9.70         0.05           0.32            0.37        (0.11)          --                 (0.11)
1997                     9.96         0.12          (3.82)          (3.70)       (0.14)          --                 (0.14)
CAPITAL APPRECIATION
1997(d)                 10.00         0.07           1.25            1.32       --               --               --
EQUITY
1988                    12.49         0.39           0.83            1.22        (0.35)          --                 (0.35)
1989                    13.36         0.71           1.77            2.48        (0.70)          --                 (0.70)
1990                    15.14         0.48          (1.03)          (0.55)       (0.49)          --                 (0.49)
1991                    14.10         0.20           8.05            8.25        (0.21)          --                 (0.21)
1992                    22.14         0.23          (0.47)          (0.24)       (0.24)            (1.86)           (2.10)
1993                    19.80         0.15           3.63            3.78        (0.15)            (1.28)           (1.43)
1994                    22.15         0.23          (1.31)          (1.08)       (0.22)            (1.60)           (1.82)
1995                    19.25         0.22           7.92            8.14        (0.25)          --                 (0.25)
1996                    27.14         0.16           2.70            2.86        (0.16)            (3.45)           (3.61)
1997                    26.39         0.18           9.27            9.45        (0.18)            (2.08)           (2.26)
STRATEGIST
1988                     9.65         0.70           0.51            1.21        (0.64)          --                 (0.64)
1989                    10.22         0.84           0.20            1.04        (0.79)            (0.06)           (0.85)
1990                    10.41         0.61          (0.46)           0.15        (0.67)            (0.08)           (0.75)
1991                     9.81         0.47           2.24            2.71        (0.50)          --                 (0.50)
1992                    12.02         0.44           0.41            0.85        (0.45)            (0.13)           (0.58)
1993                    12.29         0.38           0.86            1.24        (0.38)            (0.47)           (0.85)
1994                    12.68         0.48           0.01            0.49        (0.46)            (0.26)           (0.72)
1995                    12.45         0.62           0.49            1.11        (0.67)            (0.44)           (1.11)
1996                    12.45         0.43           1.39            1.82        (0.43)            (0.12)           (0.55)
1997                    13.72         0.45           1.40            1.85        (0.45)            (0.32)           (0.77)

----------------------------------

Commencement of operations:
 (a)   March 1, 1990.
 (b)   March 1, 1991.
 (c)   February 23, 1994.
 (d)   January 21, 1997.
  + Calculated based on the net asset value as of the last business day of the period.
  *    Distributions from capital.
 **    Includes dividends in excess of net investment income of $0.02.
 (1)   Not annualized.
 (2)   Annualized.
 (3) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1990 through August 31, 1990, the ratio of expenses to average net assets would have been 0.75%.
 (4) If the Investment Manager had not assumed all expenses and waived the management fee for the period March 1, 1991 through December 31, 1991, the ratio of expenses to average net assets would have been 1.60% for Capital Growth and 4.12% for European Growth.
 (5) If the Investment Manager had not assumed all expenses and waived its management fee for the period February 23, 1994 through May 12, 1994 for Global Dividend Growth and February 23, 1994 through August 2, 1994 for Pacific Growth, the ratio of expenses to average net assets would have been 0.97% for Global Dividend Growth and 1.40% for Pacific Growth.
 (6) If the Investment Manager had not assumed all expenses and waived its management fee for the period January 21, 1997 through December 3, 1997 for Income Builder and January 21, 1997 through December 31, 1997 for Capital Appreciation, the ratios of expenses and net investment income to average net assets would have been 0.99% and 4.89%, respectively, for Income Builder and 0.97% and 0.33%, respectively, for Capital Appreciation.

----------------------------------------------------------

                                                           RATIOS TO
                                                      AVERAGE NET ASSETS
                                                  ---------------------------
                                                                       NET
   NET ASSET        TOTAL        NET ASSETS AT                      INVESTMENT   PORTFOLIO      AVERAGE
   VALUE END      INVESTMENT     END OF PERIOD                       INCOME      TURNOVER      COMMISSION
   OF PERIOD       RETURN+          (000'S)          EXPENSES        (LOSS)        RATE        RATE PAID
  -----------   --------------   --------------      -------        ---------    ---------    ------------
  $    9.82            0.27%(1)        $138,486      0.87%(2)(5)     2.62%(2)       20%(1)        --
      11.69           22.14             205,739      0.88            2.23           55            --
      13.13           17.49             334,821      0.85            1.94           39        $    0.0360
      13.89           12.04             481,613      0.84            1.61           48             0.0283
       9.89            1.34(1)            3.653     --   (2)(4)      3.18(2)        77(1)         --
      10.18            3.99              10,686      1.73            0.74           97            --
      14.03           40.88              79,052      1.28            0.97           77            --
      14.56            8.36             152,021      1.16            1.49           58            --
      17.53           25.89             188,119      1.17            1.25           69            --
      21.56           29.99             302,422      1.11            0.97           43             0.0453
      23.54           16.07             391,441      1.12            1.04           45             0.0530
       9.26           (6.73)(1)          75,425      1.00(2)(5)      0.56(2)        22(1)         --
       9.70            5.74              98,330      1.44            1.23           53            --
       9.96            3.89             144,536      1.37            1.01           50             0.0108
       6.12          (37.70)             68,904      1.44            1.09           58             0.0077
      11.32           13.20(1)           32,306     --   (6)         1.30(2)(6)     25(1)          0.0490
      13.36            9.84              39,857      0.65            2.77          162            --
      15.14           18.83              58,316      0.60            4.85           81            --
      14.10           (3.62)             41,234      0.62            3.38          130            --
      22.14           59.05              63,524      0.64            1.09          214            --
      19.80            0.05              77,527      0.62            1.22          286            --
      22.15           19.72             182,828      0.58            0.69          265            --
      19.25           (4.91)            225,289      0.57            1.19          299            --
      27.14           42.53             359,779      0.54            0.97          269            --
      26.39           12.36             521,908      0.54            0.58          279             0.0587
      33.58           37.43             823,090      0.52            0.61          145             0.0578
      10.22           12.79              61,947      0.66            7.29          310            --
      10.41           10.67              88,712      0.57            8.38          282            --
       9.81            1.56              68,447      0.58            6.10          163            --
      12.02           28.26              87,779      0.60            4.34           86            --
      12.29            7.24             136,741      0.58            3.74           87            --
      12.68           10.38             287,502      0.57            3.11           57            --
      12.45            3.94             392,760      0.54            3.93          125            --
      12.45            9.48             388,579      0.52            5.03          329            --
      13.72           15.02             423,768      0.52            3.30          153             0.0591
      14.80           13.71             497,028      0.52            3.09          159             0.0565

THE FUND AND ITS MANAGEMENT
----------------------------------------------------------

Dean Witter Variable Investment Series (the "Fund") is an open-end diversified management investment company. The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on February 25, 1983.

Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined total assets of approximately $109.5 billion at March 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.1 billion at such date.

The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

With regard to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, under Sub-Advisory Agreements between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the EUROPEAN GROWTH PORTFOLIO with investment advice and portfolio management relating to that Portfolio's investments in securities issued by issuers located in Europe and in other countries located elsewhere around the world, and provides the PACIFIC GROWTH PORTFOLIO with investment advice and portfolio management relating to that Portfolio's investments in securities issued by issuers located in Asia, Australia and New Zealand and in countries located elsewhere around the world, in each case subject to the overall supervision of the Investment Manager. The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, currently manages assets in excess of $18 billion primarily for U.S. corporate and public employee benefit plans, endowments, investment companies and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

The Fund's Trustees review the various services provided by or under the direction of the Investment Manager (and, for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, by the Sub-Adviser) to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund currently pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the net assets of the S&P 500 INDEX PORTFOLIO, by applying the annual rate of 0.50% to the net assets of the HIGH YIELD PORTFOLIO up to $500 million and the annual rate of 0.425% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.50% to the net assets of the QUALITY INCOME PLUS PORTFOLIO up to $500 million and the annual rate of 0.45% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.50% to the net assets of the EQUITY PORTFOLIO up to $1 billion and 0.475% to the net assets of that Portfolio exceeding $1 billion, by applying the annual rate of 0.50% to the net assets of each of the MONEY MARKET PORTFOLIO and the STRATEGIST PORTFOLIO, by applying the annual rate of 0.625% to the net assets of the DIVIDEND GROWTH PORTFOLIO up to $500 million, the annual rate of 0.50% to the next $500 million, the annual rate of 0.475% to the next $1 billion, and the annual rate of 0.45% to the net assets of that Portfolio exceeding $2 billion, by applying the annual rate of 0.65% to the net assets of the UTILITIES PORTFOLIO up to $500 million and the annual rate of 0.55% to the net assets of that Portfolio exceeding $500 million, by applying the annual rate of 0.65% to the net assets of each of the CAPITAL GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, by applying the annual rate of 0.75% to the net assets of each of the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO, by applying the annual rate of 1.0% to the net assets of the EUROPEAN GROWTH PORTFOLIO up to $500 million and the annual rate of 0.95% to the net assets of that Portfolio exceeding $500 million, and by applying the annual rate of 1.0% to the net assets of the PACIFIC GROWTH PORTFOLIO, in each case determined as of the close of each business day. As compensation for its services provided to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO pursuant to the Sub-Advisory Agreements in respect of those Portfolios, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation in respect of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

For the year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the average daily net assets of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 0.53% of the average daily net assets of the DIVIDEND GROWTH PORTFOLIO, 0.65% of the average daily net assets of each of the UTILITIES PORTFOLIO and the CAPITAL GROWTH PORTFOLIO, 0.75% of the average daily net assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, and 1.0% of the average daily net assets of each of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. The total expenses of the MONEY MARKET PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the QUALITY INCOME PLUS PORTFOLIO amounted to 0.53% of the average daily net assets, the total expenses of the HIGH YIELD PORTFOLIO amounted to 0.53% of its average daily net assets, the total expenses of the EQUITY PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the STRATEGIST PORTFOLIO amounted to 0.52% of its average daily net assets, the total expenses of the DIVIDEND GROWTH PORTFOLIO amounted to 0.54% of its average daily net assets, the total expenses of the UTILITIES PORTFOLIO amounted to 0.67% of its average daily net assets, the total expenses of the CAPITAL GROWTH PORTFOLIO amounted to 0.71% of its average daily net assets, the total expenses of the GLOBAL DIVIDEND GROWTH PORTFOLIO amounted to 0.84% of its average daily net assets, the total expenses of the EUROPEAN GROWTH PORTFOLIO amounted to 1.12% of its average daily net assets, and the total expenses of the PACIFIC GROWTH PORTFOLIO amounted to 1.44% of its average daily net assets.

The INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first. The INCOME BUILDER PORTFOLIO attained $50 million of net assets on December 3, 1997.

The S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO did not commence operations prior to the date of this Prospectus. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and to waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until six months from the date of the Portfolio's commencement of operations, whichever occurs first. Thereafter, the Investment Manager has agreed to assume all expenses of the S&P 500 INDEX PORTFOLIO (except for any brokerage fees) and to waive the compensation provided for that Portfolio in its Management Agreement with the Fund to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the S&P 500 INDEX PORTFOLIO.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------------------------------

THE MONEY MARKET PORTFOLIO

The investment objectives of the MONEY MARKET PORTFOLIO are high current income, preservation of capital and liquidity. The MONEY MARKET PORTFOLIO seeks to achieve those objectives by investing in the following money market instruments:

U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

BANK OBLIGATIONS. Obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (see the discussion of foreign securities under "General Portfolio Techniques" below);

OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, limited to $100,000 principal amount per certificate and to 10% or less of the Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's;

CORPORATE OBLIGATIONS. Corporate obligations, rated at least A by S&P or Moody's, maturing in one year or less.

See the Appendix for an explanation of S&P and Moody's ratings.

VARIABLE RATE OBLIGATIONS. The interest rates payable on certain securities in which the MONEY MARKET PORTFOLIO may invest are not fixed and may fluctuate based upon changes in market rates. Obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

The MONEY MARKET PORTFOLIO may enter into repurchase agreements, may lend its portfolio securities and purchase securities on a when-issued or delayed delivery basis, in each case in accordance with the description of those techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The investment objectives and policies stated above may not be changed without the approval of the shareholders of the MONEY MARKET PORTFOLIO. The MONEY MARKET PORTFOLIO may not invest in securities other than the types of securities listed above and is subject to other specific investment restrictions as detailed under "Investment Restrictions" below and in the Statement of Additional Information.

Although the MONEY MARKET PORTFOLIO will not generally be managed with a policy of active short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the Investment Manager believes such disposition advisable.

The MONEY MARKET PORTFOLIO is expected to have a high portfolio turnover due to the short maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The MONEY MARKET PORTFOLIO will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The MONEY MARKET PORTFOLIO will not, however, invest in securities that mature in more than one year from the date of purchase (see "Determination of Net Asset Value"). The amounts invested in obligations of various maturities of one year or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the MONEY MARKET PORTFOLIO might have to borrow money and incur interest expenses. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in net asset value per share or the redemption by the MONEY MARKET PORTFOLIO of shares held in a shareholder's account. The MONEY MARKET PORTFOLIO will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the MONEY MARKET PORTFOLIO will be successful in achieving this or its other objectives.

THE QUALITY INCOME PLUS PORTFOLIO

The primary investment objective of the QUALITY INCOME PLUS PORTFOLIO is to earn a high level of current income, by investing primarily in U.S. Government securities and other fixed-income securities. As a secondary objective, the QUALITY INCOME PLUS PORTFOLIO will seek capital appreciation but only when consistent with its primary objective. There is no assurance that the objectives will be achieved. The objectives of the QUALITY INCOME PLUS PORTFOLIO are fundamental policies of the Portfolio and, as such, may not be changed without the approval of the shareholders of the QUALITY INCOME PLUS PORTFOLIO.

The QUALITY INCOME PLUS PORTFOLIO has also adopted the following investment policies which are not fundamental policies and may be changed by the Trustees of the Fund without shareholder approval.

In seeking to achieve its objectives, the QUALITY INCOME PLUS PORTFOLIO will normally invest at least 65% of its net assets in a combination of U.S. Government securities and debt securities (including straight debt securities and debt securities convertible into common stock) and "Yankee government bonds," which are U.S. dollar denominated debt securities issued by foreign governments or their respective instrumentalities or agencies which securities are either registered under the Securities Act of 1933 or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars, which have a rating at the time of purchase within the three highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or
A) or Standard & Poor's Corporation ("S&P") (AAA, AA or A) or which, if not rated, are deemed to be of comparable quality by the Fund's Trustees, with a maximum of 20% of the Portfolio's net assets in "Yankee government bonds." However, any security which subsequently receives a rating as low as Baa(3) by Moody's or BBB- by S&P (the lowest investment grade ratings) will be eliminated from the portfolio at such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the QUALITY INCOME PLUS PORTFOLIO. A description of corporate bond ratings is contained in the Appendix. See "General Portfolio Techniques" below for a discussion of convertible securities and foreign securities. Securities which may be purchased include zero coupon securities (see "General Portfolio Techniques" below).

Generally, as prevailing interest rates rise, the value of the U.S. Government and other debt securities held by the QUALITY INCOME

PLUS PORTFOLIO, and concomitantly, the net asset value of the Portfolio's shares, will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

U.S. Government securities include:

    (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

    (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

    (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

    (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

Certain of the U.S. Government securities in which the QUALITY INCOME PLUS PORTFOLIO may invest; E.G., certificates issued by GNMA, FNMA and FHLMC, are "mortgage-backed securities," which evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "pass-through" instruments, wherein the issuing agency guarantees the timely payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The average life of such certificates varies with the maturities of the underlying mortgage instruments, which may be up to thirty years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. For example, during periods of declining interest rates, mortgage prepayments can be expected to accelerate. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. The net asset value of shares of the QUALITY INCOME PLUS PORTFOLIO and the Portfolio's ability to achieve its investment objectives may be adversely affected by mortgage prepayments.

While the QUALITY INCOME PLUS PORTFOLIO will invest primarily in U.S. Government and other debt securities, it may invest up to 35% of its portfolio (including options on debt instruments, options on futures contracts and futures contracts) in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, and, within this portion of the portfolio, up to 15% of its net assets in "Yankee corporate bonds," which are U.S. dollar denominated debt securities issued by foreign corporations which securities are either registered under the Securities Act of 1933 or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars, and which have a rating at the time of purchase within the three highest grades as determined by Moody's or S&P or which, if not rated, are deemed to be of comparable quality by the Fund's Trustees (any security which subsequently receives a rating as low as Baa(3) by Moody's or BBB- by S&P will be eliminated from the portfolio at such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the QUALITY INCOME PLUS PORTFOLIO) (see "General Portfolio Techniques" below and in the Statement of Additional Information). Moreover, and notwithstanding any of the above, the QUALITY INCOME PLUS PORTFOLIO may invest in money market instruments without limitation when market conditions dictate a "defensive" investment strategy.

The QUALITY INCOME PLUS PORTFOLIO may enter into repurchase agreements, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

    BORROWING. The QUALITY INCOME PLUS PORTFOLIO may borrow money, but only from a bank and in an amount up to 25% of the Portfolio's gross assets taken at the lower of market value or cost, not including the amount borrowed. When the Portfolio borrows it will be because it seeks additional income by leveraging its investments through purchasing securities with the borrowed funds. The QUALITY INCOME PLUS PORTFOLIO will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Act").

THE HIGH YIELD PORTFOLIO

The primary investment objective of the HIGH YIELD PORTFOLIO is to earn a high level of current income by investing in a professionally managed diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective, the HIGH YIELD PORTFOLIO will seek capital appreciation, but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the portfolio of the HIGH YIELD PORTFOLIO or from a general decline in interest rates, or a combination of both. Conversely, capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. There is no assurance that the objectives will be achieved.

The objectives of the HIGH YIELD PORTFOLIO may not be changed without the approval of the shareholders of the HIGH YIELD PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The higher yields sought by the HIGH YIELD PORTFOLIO are generally obtainable from securities rated in the lower categories by recognized rating services. The HIGH YIELD PORTFOLIO seeks high current income by investing principally in fixed-income securities, as described above, which are rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly-rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the HIGH YIELD PORTFOLIO does not have any minimum quality rating standard for its investments. As such, the High Yield Portfolio may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments. For a further discussion of the characteristics and risks associated with high yield securities, and for a discussion of convertible securities, see "General Portfolio Techniques" below. A description of corporate bond ratings is contained in the Appendix.

Non-rated securities will also be considered for investment by the HIGH YIELD PORTFOLIO when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the HIGH YIELD PORTFOLIO.

All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fact that there are fluctuations in net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities generally decline, and when interest rates fall, prices generally rise.

The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of the issuers of higher-rated fixed-income securities, the achievements of the HIGH YIELD PORTFOLIO's investment objectives will be more dependent upon the Investment Manager's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Investment Manager will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the HIGH YIELD PORTFOLIO or potentially purchasable by the Portfolio.

In determining which securities to purchase or hold for the portfolio of the HIGH YIELD PORTFOLIO and in seeking to reduce the credit and interest rate risks, the Investment Manager will rely on information from various sources, including: the rating of the security; research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc.; the views of the Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The extent to which the Investment Manager is successful in reducing depreciation or losses arising from either interest rate or credit risks depends in part on the Investment Manager's portfolio management skills and judgment in evaluating the factors affecting the value of securities. No assurance can be given regarding the degree of success that will be achieved.

Consistent with its primary investment objective, the HIGH YIELD PORTFOLIO anticipates that, under normal conditions, at least 65% of the value of its total assets will be invested in the lower-rated and non-rated fixed-income securities (including zero coupon securities) previously described. However, when the yields derived from such securities and those derived from higher-rated issues are relatively narrow, the HIGH YIELD PORTFOLIO may invest in the higher-rated issues since they may provide similar yields with somewhat less risk.

Pending investment of proceeds of sale of shares of the HIGH YIELD PORTFOLIO or of its portfolio securities or at other times when market conditions dictate a more "defensive" investment strategy, the HIGH YIELD PORTFOLIO may invest without limit in money market instruments, including commercial paper of corporations organized under the laws of any state or political subdivision of the United States, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies. The yield on these securities will generally tend to be lower than the yield on other securities that can be purchased by the HIGH YIELD PORTFOLIO.

The HIGH YIELD PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis, or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information. The HIGH YIELD PORTFOLIO may purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof) (see the discussion of warrants under "General Portfolio Techniques" below).

PUBLIC UTILITIES. The HIGH YIELD PORTFOLIO's investments in public utilities, if any, may be subject to certain risks (see the description of the risks associated with investment in public utilities set forth below under "The Utilities Portfolio").

SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of the HIGH YIELD PORTFOLIO's investment in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Investors should carefully consider the risks of investing in high yield securities (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the risks of investments in high yield securities).

During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the HIGH YIELD PORTFOLIO, expressed as a percentage of the Portfolio's total investments in debt obligations, were as follows:

                                                 PERCENTAGE OF
RATINGS                                        TOTAL INVESTMENTS
---------------------------------------------  -----------------
AAA/Aaa......................................            3.3%
AA/Aa........................................             --
A/A..........................................           12.1
BBB/Baa......................................             --
BB/Ba........................................            6.1
B/B..........................................           59.4
CCC/Caa......................................            2.3
CC/Ca........................................             --
C/C..........................................             --
D............................................             --
Unrated......................................           16.8
                                                       -----
                                                       100.0%

THE UTILITIES PORTFOLIO

The investment objective of the UTILITIES PORTFOLIO is to provide current income and long-term growth of income and capital, by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry. The objective of the UTILITIES PORTFOLIO may not be changed without the approval of the shareholders of the UTILITIES PORTFOLIO. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the UTILITIES PORTFOLIO, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, is derived from the public utilities industry. The following investment policies may be changed by the Trustees of the Fund without shareholder approval:

In seeking to achieve its objective, the UTILITIES PORTFOLIO will normally invest at least 65% of its total assets in securities of companies in the public utilities industry. The Investment Manager believes the UTILITIES PORTFOLIO's investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the UTILITIES PORTFOLIO, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance. There can be no assurance that the investment objective of the UTILITIES PORTFOLIO will be achieved.

The UTILITIES PORTFOLIO will invest in both equity securities (common stocks and securities convertible into common stock) and fixed income securities (bonds and preferred stock) in the public utilities industry. The UTILITIES PORTFOLIO does not have any set policies to concentrate within any particular segment of the utilities industry. The UTILITIES PORTFOLIO will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the UTILITIES PORTFOLIO's investment objective in light of prevailing market, economic and financial conditions. For example, at a particular time the Investment Manager may choose to allocate up to 100% of the UTILITIES PORTFOLIO's assets in a particular type of security (for example, equity securities) or in a specific utility industry segment (for example, electric utilities). See "General Portfolio Techniques" below for a discussion of convertible securities.

Criteria to be utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/ earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models in connection with stock allocation in the equity portion of the portfolio. In keeping with the UTILITIES PORTFOLIO's objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the UTILITIES PORTFOLIO may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

The UTILITIES PORTFOLIO may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the UTILITIES PORTFOLIO may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB). Under normal circumstances the average weighted maturity of the debt portion of the portfolio is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix.

While the UTILITIES PORTFOLIO will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, options and futures (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. Government securities are described above and in the Statement of Additional Information under the caption "The Quality Income Plus Portfolio." The UTILITIES PORTFOLIO may acquire warrants attached to other securities purchased by the Portfolio (see "General Portfolio Techniques" below).

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the UTILITIES PORTFOLIO's securities holdings. During such periods, the UTILITIES PORTFOLIO may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The UTILITIES PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

PUBLIC UTILITIES INDUSTRY. The public utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects of profits on recent increased competition within the telecommunications, electric and natural gas industries and the uncertainties resulting from companies within these industries diversifying into new domestic and international businesses, as well as from agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

THE INCOME BUILDER PORTFOLIO

The primary investment objective of the INCOME BUILDER PORTFOLIO is to seek reasonable income. Growth of capital is a secondary objective. There can be no assurance that the objectives will be achieved. The objectives of the INCOME BUILDER PORTFOLIO may not be changed without the approval of the shareholders of the INCOME BUILDER PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The INCOME BUILDER PORTFOLIO seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and convertible securities. Up to 35% of the Portfolio's assets may be invested in fixed-income securities or common stocks that do not pay a regular dividend but are expected to contribute to the Portfolio's ability to meet its investment objectives.

The INCOME BUILDER PORTFOLIO will invest, under normal market conditions, primarily in common stocks of large-cap companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies. See "General Portfolio Techniques" below for a discussion of convertible securities, including a discussion of "enhanced," "synthetic" and "exchangeable" convertible securities in which the INCOME BUILDER PORTFOLIO may invest. The Investment Manager intends to use a value-oriented investment style in the selection of securities for the portfolio of the INCOME BUILDER PORTFOLIO.

The INCOME BUILDER PORTFOLIO also may invest up to 20% of its total assets in fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). See "General Portfolio Techniques" below for a discussion of investments in securities rated BBB by S&P or Baa by Moody's. Fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded to have an adequate capacity to pay interest and repay principal, have speculative characteristics. However, the INCOME BUILDER PORTFOLIO will not invest in fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, are determined to be of comparable quality by the Investment Manager. The INCOME BUILDER PORTFOLIO will not invest in fixed-income securities that are in default in payment of principal or interest. The 20% limitation on securities rated below investment grade in which the INCOME BUILDER PORTFOLIO may invest does not include securities convertible into common stock. A description of fixed-income security ratings is contained in the Appendix. See "General Portfolio Techniques" below for a discussion of the risks of investments in lower rated, high yield securities.

A portion of the INCOME BUILDER PORTFOLIO's assets may be invested in investment grade fixed income (fixed-rate and adjustable rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

The non-governmental debt securities in which the INCOME BUILDER PORTFOLIO will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; and (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO (as may be the case with a foreign security) the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade. A description of fixed-income security ratings is contained in the Appendix.

Payments of interest and principal on U.S. Government securities are guaranteed by the U.S. Government; however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the INCOME BUILDER PORTFOLIO are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Portfolio will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The INCOME BUILDER PORTFOLIO is not limited as to the maturities of the debt securities in which it may invest.

The Investment Manager intends to follow a "bottom-up" approach in the selection of convertible securities for the INCOME BUILDER PORTFOLIO. Beginning with a universe of about 500 companies, the Investment Manager will narrow the focus to small and mid-cap companies and review the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security will be evaluated and company fundamentals will be studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth. The Investment Manager intends to select convertible securities that, in its judgment, are issued by companies with sound management practices and that represent good value.

Money market instruments in which the INCOME BUILDER PORTFOLIO may invest include securities issued or guaranteed by the U.S.

Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Such securities may be used to invest uncommitted cash balances. There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Portfolio's securities holdings. During such periods, the INCOME BUILDER PORTFOLIO may adopt a temporary "defensive" posture in which up to 100% of its total assets is invested in money market instruments or cash.

The INCOME BUILDER PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in warrants, zero coupon securities and real estate investment trusts, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The INCOME BUILDER PORTFOLIO is authorized to engage in transactions involving options and futures contracts that would be eligible for use by the STRATEGIST PORTFOLIO, as described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The INCOME BUILDER PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus has been revised to reflect this.

SPECIAL INVESTMENT CONSIDERATIONS. Because of the special nature of the INCOME BUILDER PORTFOLIO's investments in high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Investors should carefully consider the risks of investing in high yield securities (see "General Portfolio Techniques" below and in the Statement of Additional Information for a discussion of the risks of investments in high yield securities).

During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the INCOME BUILDER PORTFOLIO, expressed as a percentage of the Portfolio's total investments in debt obligations, were as follows:

                                                 PERCENTAGE OF
RATINGS                                        TOTAL INVESTMENTS
---------------------------------------------  -----------------
AAA/Aaa......................................            4.0%
AA/Aa........................................             --
A/A..........................................            3.5
BBB/Baa......................................           12.3
BB/Ba........................................           24.3
B/B..........................................           34.8
CCC/Caa......................................             --
CC/Ca........................................             --
C/C..........................................             --
D............................................             --
Unrated......................................           21.1
                                                       -----
                                                       100.0%

THE DIVIDEND GROWTH PORTFOLIO

The investment objective of the DIVIDEND GROWTH PORTFOLIO is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The DIVIDEND GROWTH PORTFOLIO seeks to achieve its investment objective primarily through investments in common stock of companies with a record of paying dividends and the potential for increasing dividends. Net asset value of the DIVIDEND GROWTH PORTFOLIO's shares will fluctuate with changes in market values of portfolio securities. The DIVIDEND GROWTH PORTFOLIO will attempt to avoid speculative securities or those with speculative characteristics.

The investment objective of the DIVIDEND GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the DIVIDEND GROWTH PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

    (1) Up to 30% of the value of the DIVIDEND GROWTH PORTFOLIO's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, warrants (see "General Portfolio Techniques" below), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB) and/or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio") when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the DIVIDEND GROWTH PORTFOLIO's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

    (2) Notwithstanding any of the foregoing limitations, the DIVIDEND GROWTH PORTFOLIO may invest more than 30% of the value of its total assets in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

The DIVIDEND GROWTH PORTFOLIO may enter into repurchase agreements, invest in American Depository Receipts, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

The DIVIDEND GROWTH PORTFOLIO is authorized to engage in transactions involving options and futures contracts which would be eligible for use by the STRATEGIST PORTFOLIO. These transactions are described under "Options and Futures Transactions" under "General Portfolio Techniques" below and in the Statement of Additional Information. The DIVIDEND GROWTH PORTFOLIO does not, however, presently intend to engage in such options and futures transactions and will not do so unless and until the Fund's prospectus were revised to reflect this.

THE CAPITAL GROWTH PORTFOLIO

The investment objective of the CAPITAL GROWTH PORTFOLIO is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective of the CAPITAL GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the CAPITAL GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The CAPITAL GROWTH PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Portfolio, the Investment Manager will utilize a screening process designed to find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, screened companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment by the CAPITAL GROWTH PORTFOLIO. Subject to the Portfolio's investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/ or may utilize additional or different screening processes in connection with the investment of the Portfolio's assets. Dividend income will not be a consideration in the selection of stocks for purchase.

Although the CAPITAL GROWTH PORTFOLIO will invest primarily in common stocks, the Portfolio may invest up to 35% of its total assets (taken at current value and subject to restrictions appearing elsewhere in this Prospectus), in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies or instrumentalities), and corporate debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB), convertible securities, money market instruments, repurchase agreements, options and futures (see "General Portfolio Techniques" below and in the Statement of Additional Information). The CAPITAL GROWTH PORTFOLIO may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof) (see the discussion of warrants under "General Portfolio Techniques" below). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the CAPITAL GROWTH PORTFOLIO's securities holdings. During such periods, the CAPITAL GROWTH PORTFOLIO may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The CAPITAL GROWTH PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO

The investment objective of the GLOBAL DIVIDEND GROWTH PORTFOLIO is to provide reasonable current income and long-term growth of income and capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to achieve its investment objective primarily through investments in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The GLOBAL DIVIDEND GROWTH PORTFOLIO will invest at least 65% of its total assets in dividend-paying equity securities issued by issuers located in various countries around the world. The Portfolio's investment portfolio will also be invested in at least three separate countries.

The GLOBAL DIVIDEND GROWTH PORTFOLIO will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies located throughout the world. The Investment Manager will seek those companies with what, in its opinion, is a strong record of earnings. The percentage of the GLOBAL DIVIDEND GROWTH PORTFOLIO's assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment Manager.

Up to 35% of the value of the GLOBAL DIVIDEND GROWTH PORTFOLIO's total assets may be invested in: (a) convertible debt securities, convertible preferred securities, warrants (see "General Portfolio Techniques" below), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), fixed-income securities issued by foreign governments and international organizations, investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received) and forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information); or (b) money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of the Portfolio's shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. The term investment grade consists of debt instruments rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Investment Manager (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

The GLOBAL DIVIDEND GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers, invest in zero coupon securities, purchase equity and fixed-income securities which are issued in private placements and invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

Notwithstanding the GLOBAL DIVIDEND GROWTH PORTFOLIO's investment objective of seeking total return, the Portfolio may, for "defensive" purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; and money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

The GLOBAL DIVIDEND GROWTH PORTFOLIO may enter into repurchase agreements, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE EUROPEAN GROWTH PORTFOLIO

The investment objective of the EUROPEAN GROWTH PORTFOLIO is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The investment objective of the EUROPEAN GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the EUROPEAN GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The EUROPEAN GROWTH PORTFOLIO seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in countries located in Europe. Such issuers will include companies (i) which are organized under the laws of a European country and have a principal office in a

European country, or (ii) which derive 50% or more of their total revenues from business in Europe, or (iii) the equity securities of which are traded principally on a stock exchange in Europe.

The principal countries in which such issuers will be located are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio's investment portfolio will be invested in at least three separate countries.

The securities invested in will primarily consist of equity securities issued by companies based in European countries, but may also include fixed-income securities issued or guaranteed by European governments, when it is deemed that such investments are consistent with the EUROPEAN GROWTH PORTFOLIO's investment objective. For example, there may be times when the Investment Manager or the Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the Portfolio are likely to be obligations of the treasuries of one of the major European nations. In addition, the EUROPEAN GROWTH PORTFOLIO may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of a European issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or the Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer. The EUROPEAN GROWTH PORTFOLIO will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or the Sub-Adviser, a superior investment potential (see "General Portfolio Techniques" below). The EUROPEAN GROWTH PORTFOLIO may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock, and may invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

The remainder of the assets of the EUROPEAN GROWTH PORTFOLIO, equalling, at times, up to 35% of the Portfolio's total assets, may be invested in equity and/or governmental and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Portfolio's investment objective. In addition, this portion of the portfolio will consist of various other financial instruments such as forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. Government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

It is anticipated that the securities held by the EUROPEAN GROWTH PORTFOLIO in its portfolio will be denominated, principally, in liquid European currencies. Such currencies include the German mark, French franc, British pound, Dutch guilder, Swiss franc, Swedish krona, Italian lira, and Spanish peseta. In addition, the Portfolio may hold securities denominated in the European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

The EUROPEAN GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers (see the discussion of these securities under "General Portfolio Techniques" below).

There may be periods during which market conditions warrant reduction of some or all of the EUROPEAN GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities).

The EUROPEAN GROWTH PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE PACIFIC GROWTH PORTFOLIO

The investment objective of the PACIFIC GROWTH PORTFOLIO is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The investment objective of the PACIFIC GROWTH PORTFOLIO may not be changed without the approval of the shareholders of the PACIFIC GROWTH PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The PACIFIC GROWTH PORTFOLIO seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in Asia, Australia and New Zealand. Such issuers will include companies which are organized under the laws of an Asian country, Australia or New Zealand and have a principal office in an Asian country, Australia or New Zealand, or which derive 50% or more of their total revenues from business in an Asian country, Australia or New Zealand.

The principal countries in which such issuers will be located are Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan and South Korea. The Portfolio's investment portfolio will be invested in at least three separate countries.

The PACIFIC GROWTH PORTFOLIO may invest more than 25% of its total assets in Japan, reflecting the dominance of the Japanese stock market in the Pacific basin. The concentration of the Portfolio's assets in Japanese issuers will subject the PACIFIC GROWTH PORTFOLIO to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

The PACIFIC GROWTH PORTFOLIO also may invest over 25% of its total assets in securities issued by issuers located in Hong Kong. In common with the other stock markets of the Pacific Basin, the Hong Kong stock market is more volatile, as measured by standard deviation, than the major equity markets of North America and Europe. On July 1, 1997, Hong Kong became part of the People's Republic of China, and forms a Special Administrative Region within that country. The Government of China has indicated that it will not seek to alter the free market-oriented economic system of Hong Kong for at least fifty years following 1997.

The PACIFIC GROWTH PORTFOLIO may also invest over 25% of its total assets in securities issued by issuers located in Malaysia. The Malaysian stock market may also be more volatile than many other markets and, as in the case of other international equity markets, the value of equities can be impacted by unforeseen, adverse developments in the macro-economy or currency, political and/or social instability, government regulatory changes or individual corporate developments.

The securities invested in will primarily consist of equity securities issued by companies based in Asian countries, Australia and New Zealand which the Investment Manager and/or Sub-Adviser believe are most likely to help the PACIFIC GROWTH PORTFOLIO meet its investment objective, but may also include fixed-income securities issued or guaranteed by (I.E., are the direct obligations of) the governments of such countries, when it is deemed by the Investment Manager or Sub-Adviser that such investments are consistent with the Portfolio's investment objective. For example, there may be times when the Investment Manager or Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the Portfolio are likely to be obligations of the treasuries of Australia or Japan. In addition, the PACIFIC GROWTH PORTFOLIO may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of an issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer, by receiving a steady stream of interest payments. The PACIFIC GROWTH PORTFOLIO will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or Sub-Adviser, a potential to appreciate in price (see "General Portfolio Techniques" below). The PACIFIC GROWTH PORTFOLIO may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock, and may invest up to 10% of its total assets in securities issued by other investment companies (see the discussion of these securities under "General Portfolio Techniques" below).

The decisions of the Investment Manager and Sub-Adviser to invest in securities for the PACIFIC GROWTH PORTFOLIO will be based on a general strategy of selecting those issuers which they believe have shown a high rate of growth in earnings. Moreover, securities will primarily be selected which possess, on both an absolute basis and as compared with other securities in their region and around the world, attractive price/earnings, price/cash flow and price/revenue ratios.

The remainder of the assets of the PACIFIC GROWTH PORTFOLIO, equalling, at times, up to 35% of the Portfolio's total assets, may be invested in equity and/or fixed-income and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Fund's investment objective. In addition, this portion of the portfolio will consist of various other financial instruments such as forward foreign currency exchange contracts, futures contracts and options (see "General Portfolio Techniques" below and in the Statement of Additional Information). U.S. government securities are described above and in the Statement of Additional Information under "The Quality Income Plus Portfolio."

It is anticipated that the securities held by the PACIFIC GROWTH PORTFOLIO in its portfolio will be denominated, principally, in the liquid Asian currencies and the Australian dollar. Such currencies include the Japanese yen, Malaysian ringgit, Singapore dollar, Hong Kong dollar, Thai baht, Philippine peso, Indonesia rupiah, Taiwan dollar and South Korean won. Securities of issuers within a given country may be denominated in the currency of a different country.

The PACIFIC GROWTH PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers (see the discussion of these securities under "General Portfolio Techniques" below).

There may be periods during which market conditions warrant reduction of some or all of the PACIFIC GROWTH PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments that would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies (see "General Portfolio Techniques" below for a discussion of the characteristics and risks of investments in foreign securities). In particular, the foreign securities in which the PACIFIC GROWTH PORTFOLIO will be investing may be issued by issuers located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Prices on these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

The PACIFIC GROWTH PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE CAPITAL APPRECIATION PORTFOLIO

The investment objective of the CAPITAL APPRECIATION PORTFOLIO is long-term capital appreciation. There is no assurance that the objective will be achieved. The investment objective of the CAPITAL APPRECIATION PORTFOLIO may not be changed without the approval of the shareholders of the CAPITAL APPRECIATION PORTFOLIO. The following policies may be changed by the Board of Trustees without shareholder approval:

The CAPITAL APPRECIATION PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in the common stocks of U.S. companies that, in the opinion of the Investment Manager, offer the potential for either superior earnings growth and/or appear to be undervalued.

The Investment Manager will base the selection of stocks for the portfolio of the CAPITAL APPRECIATION PORTFOLIO on research and analysis, taking into account, among other factors, a company's price/earnings ratio (that is, whether the current stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share; or the price-to-earnings ratio is attractive relative to the company's underlying earnings growth rate), growth in sales, market-to-book ratio, the quality of a company's balance sheet, sales-per-share and profitability in order to determine whether the current market valuation is less than the Investment Manager's view of a company's intrinsic value. Also, when reviewing investments for selection, the Investment Manager will consider the following characteristics of a company: capable management; attractive business niches; pricing flexibility; sound financial and accounting practices and a demonstrated ability or prospects to consistently grow revenues, earnings and cash flow. Stocks may also be selected on the basis of whether the Investment Manager believes that the potential exists for some catalyst (such as increased investor attention, asset sales, a new product/innovation, or a change in management) to cause the stock's price to rise. Such factors are part of the Investment Manager's overall investment selection process.

The Investment Manager has no general criteria as to asset size, earnings or industry type which would make an investment unsuitable for purchase by the CAPITAL APPRECIATION PORTFOLIO. In addition, since the Investment Manager is seeking investments in companies whose securities may appear to be undervalued, there is no limitation on the stock price of any particular investment. However, as a result of the selection process, which focuses on fundamentals in relation to prices, such review of investments will include companies with low-priced stocks. In this category are large companies with low-priced stocks (so-called "fallen angels") which, in the opinion of the Investment Manager, may appear to be undervalued because they are overlooked by many investors, may not be closely followed through investment research and/or their prices may reflect pessimism about the companies' (and/or their industries') outlook. Such companies, by virtue of their stock price, may be takeover candidates. Low-priced stocks are also associated with smaller companies whose securities' value may reflect a discount because of smaller size and lack of research coverage, emerging growth companies and private companies undergoing their initial public offering. The CAPITAL APPRECIATION PORTFOLIO will invest in companies of all sizes. For a discussion of the risks of investing in the securities of such companies, see below.

Consequently, the CAPITAL APPRECIATION PORTFOLIO looks for quality businesses with an investment outlook based upon a mix of growth potential, financial strength and fundamental value. The focus on price and fundamentals sets the Portfolio apart from pure "growth" or pure "value" funds. The CAPITAL APPRECIATION PORTFOLIO's holdings will be widely diversified by industry and company and under most circumstances, at the time of initial purchase, the average position will be less than 1.5% of the Portfolio's net assets.

In addition to U.S. common stock, up to 35% of the CAPITAL APPRECIATION PORTFOLIO's total assets may be invested in debt or preferred equity securities convertible into or exchangeable for equity securities, rights and warrants, when considered by the Investment Manager to be consistent with the Portfolio's investment objective. (For a discussion of each of these types of securities, see "General Portfolio Techniques" below.)

The CAPITAL APPRECIATION PORTFOLIO may also invest in other debt securities without regard to quality or rating, if in the opinion of the Investment Manager such securities meet the investment criteria of the CAPITAL APPRECIATION PORTFOLIO. However, the CAPITAL APPRECIATION PORTFOLIO will not purchase a non-investment grade debt security (or junk bond) if, immediately after such purchase, the Portfolio would have more than 5% of its total assets invested in such securities. See "General Portfolio Techniques" below for a discussion of investment in securities rated Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation (the lowest credit ratings designated "investment grade") and a discussion of investments in securities rated lower than investment grade.

The securities in which the CAPITAL APPRECIATION PORTFOLIO invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market.

Given the investment risks described below, an investment in shares of the CAPITAL APPRECIATION PORTFOLIO should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the CAPITAL APPRECIATION PORTFOLIO.

The net asset value of the shares of the CAPITAL APPRECIATION PORTFOLIO will fluctuate with changes in the market value of its portfolio securities. The market value of the portfolio securities of the CAPITAL APPRECIATION PORTFOLIO will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The CAPITAL APPRECIATION PORTFOLIO is intended for long-term investors who can accept the risks involved in seeking long-term capital appreciation through the investment primarily in the securities of companies that offer the potential for either superior earnings growth and/or appear to be undervalued. In selecting investments for the CAPITAL APPRECIATION PORTFOLIO, the Investment Manager has no general criteria as to a company's asset size, earnings or industry type. It should be recognized that investing in such companies involves greater risk than is customarily associated with investing in more established companies.

The CAPITAL APPRECIATION PORTFOLIO may invest in securities of companies that are not well known to the investing public or followed by many securities analysts, with the result that there may be less publicly available information concerning such securities. Also, these securities may be more volatile in price and have lower trading volumes. In addition, while companies in which the CAPITAL APPRECIATION PORTFOLIO may invest often have sales and earnings growth rates which may exceed those of large companies and may be reflected in more rapid share price appreciation, such companies may have limited operating histories, product lines, markets or financial resources and they may be dependent upon one-person management. These companies may be subject to intense competition from larger companies. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or in the market averages in general. In the case of securities of large companies with lower-priced stock (the so-called "fallen angels"), the risk associated with such investment is that the price may continue to fall.

There may be periods during which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the CAPITAL APPRECIATION PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in cash or money market instruments, including obligations issued or guaranteed as to principal or interest by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

The CAPITAL APPRECIATION PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts), zero coupon securities and real estate investment trusts, invest up to 10% of its total assets in securities issued by other investment companies, engage in futures contracts and options transactions, lend its portfolio securities, purchase securities which are issued in private placements or are otherwise not readily marketable, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE EQUITY PORTFOLIO

The portfolio of the EQUITY PORTFOLIO will be actively managed by the Investment Manager with a view to achieving the EQUITY PORTFOLIO's primary investment objective of growth of capital through investments in common stock of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective, the EQUITY PORTFOLIO will seek income, but only when consistent with its primary objective. There can be no assurance that the objectives will be achieved.

The investment objectives of the EQUITY PORTFOLIO may not be changed without the approval of the shareholders of the EQUITY PORTFOLIO. The following policies may be changed by the Trustees of the Fund without shareholder approval:

Consistent with its primary investment objective, the EQUITY PORTFOLIO will invest principally in common stocks, under most conditions, but may also invest in corporate debt securities which are rated at the time of purchase Aa or better by Moody's Investors Service, Inc. or AA or better by Standard & Poor's Corporation (the Portfolio may continue to hold a security even if its quality rating is reduced by a rating service below those specified; see "General Portfolio Techniques" below for a discussion of the risks of holding lower-rated securities), U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities), preferred stocks, securities convertible into common stock, including convertible debt obligations and convertible preferred stocks, and warrants (see the discussion of convertible securities and warrants under "General Portfolio Techniques" below). The EQUITY PORTFOLIO will invest at least 65% of its net assets at all times, except for temporary and defensive purposes, in equity securities and securities convertible into equity securities. In determining the percentage of the EQUITY PORTFOLIO's assets to be invested in equity securities, the Investment Manager may employ valuation models based on various economic and market indicators. Equity assets will be distributed among high-quality, large-capitalization, dividend-oriented stocks, stocks of small-and medium-sized growth-oriented companies, and stocks which it believes to be undervalued regardless of capitalization size. Funds will be allocated among these different approaches based on the Investment Manager's evaluation of economic and market trends and on valuation parameters such as price/earnings ("P/E") ratios, price/book ratios, dividend yields, P/E to growth rate ratios, and/or dividend discount models. While the EQUITY PORTFOLIO may not invest in securities of foreign issuers, it may invest in (a) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (b) American Depository Receipts ("ADRs") (see the discussion of ADRs under "General Portfolio Techniques" below).

In order to maintain a liquid position or in periods in which general market conditions warrant, in the opinion of the Investment Manager, the adoption of a temporary "defensive" posture, part of the assets of the EQUITY PORTFOLIO may be invested in money market instruments, including obligations issued or guaranteed as to principal or interest by the United States, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of $1 billion or more, and short-term commercial paper of corporations organized under the laws of any state or political subdivision of the United States.

The EQUITY PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE S&P 500 INDEX PORTFOLIO

The investment objective of the S&P 500 INDEX PORTFOLIO is to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard &
Poor's-Registered Trademark- 500 Composite Stock Price Index (the "S&P 500 Index"). This is a fundamental policy and cannot be changed without the approval of the shareholders of the S&P 500 INDEX PORTFOLIO. There is no assurance that the investment objective of the S&P 500 INDEX PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The S&P 500 INDEX PORTFOLIO seeks to achieve its objective by investing, under normal circumstances (including the attainment by the Portfolio of sufficient asset size), at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the Index. The Portfolio intends to invest in substantially all of the stocks that comprise the S&P 500 Index in approximately the same weightings as they are represented in the Index. The Portfolio operates as a "straight" index fund and will not be actively managed; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the portfolio of the S&P 500 INDEX PORTFOLIO. The Portfolio will remain fully invested in common stocks even when stock prices are generally falling. Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions, or as may be necessary to satisfy redemption requests. Because of the difficulty and expense of executing relatively small stock transactions, until the S&P 500 INDEX PORTFOLIO attains a sufficient level of assets (approximately $10 million), the Portfolio may have its portfolio weighted differently from the S&P 500 Index and may not invest in all 500 stocks represented in the Index.

Over the long term, the Investment Manager seeks a correlation between the performance of the S&P 500 INDEX PORTFOLIO, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Portfolio's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and redemptions. The Portfolio's ability to correlate its performance to the Index also depends to some extent on the size of the portfolio of the S&P 500 INDEX PORTFOLIO and the size of cash flows into and out of the Portfolio. To accommodate these cash flows, investment changes may be made to maintain the similarity of the Portfolio's portfolio to the S&P 500 Index to the maximum practicable extent. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts, for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index (see the discussion of stock index futures under "General Portfolio Techniques" below and in the Statement of Additional Information).

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (I.E., the number of shares outstanding multiplied by the stock's current price). The Investment Manager believes that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

"Standard & Poor's-Registered Trademark-," "S&P-Registered Trademark-," "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 INDEX PORTFOLIO. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the S&P 500 INDEX PORTFOLIO. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf on S&P.)

CASH FLOWS; EXPENSES. The ability of the S&P 500 INDEX PORTFOLIO to meet its investment objective depends to some extent on the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Portfolio's portfolio investments). Generally, the Investment Manager will employ stock index futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. In addition, if considered appropriate, a portion of the Portfolio's assets not exceeding 20% of its total assets may be invested in money market instruments. The Investment Manager will also made investment changes to the portfolio of the S&P 500 INDEX PORTFOLIO to accommodate cash flows while continuing to seek to replicate the total return of the S&P 500 Index. Investors should also be aware that the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, which will be borne by the Fund, and any incremental operating costs (E.G., transfer agency, accounting) borne by the Portfolio. Finally, since the Portfolio seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index, the Investment Manager will generally not attempt to judge the merits of any particular security as an investment.

TEMPORARY INVESTMENTS. A portion of the S&P 500 INDEX PORTFOLIO's assets, not exceeding 20% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Portfolio, (b) pending settlement of purchases of portfolio securities, or (c) to maintain liquidity for the purpose of meeting anticipated redemptions. The money market instruments in which the Portfolio may invest are: certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. Government and U.S. Government agency securities, and commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc. or which, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). The S&P 500 INDEX PORTFOLIO may purchase interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs and up to 5% of its total assets in SPDRs issued by a single unit investment trust. As a holder of interest in a unit investment trust, the Portfolio would indirectly bear its ratable share of that unit investment trust's expenses. At the same time the Portfolio would continue to pay its own management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts. The liquidity of small holdings of SPDRs will depend upon the existence and liquidity of a secondary market.

The S&P 500 INDEX PORTFOLIO may enter into repurchase agreements, invest in zero coupon securities and foreign securities (including American Depository Receipts) of foreign corporations represented in the S&P 500 Index, and lend its portfolio securities, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO

The investment objective of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO is long-term capital growth. This is a fundamental policy and cannot be changed without the approval of the shareholders of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO. There is no assurance that the investment objective of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the common stock (including depository receipts, such as American Depository Receipts or European Depository Receipts)(see "General Portfolio Techniques" below) of U.S. and non-U.S. companies included in the

"Best Ideas" subgroup of "Global Investing: The Competitive Edge," a research compilation assembled and maintained by Morgan Stanley Dean Witter Equity Research ("MSDW Equity Research") and such Supplemental Securities (as defined below) chosen by the Investment Manager.

MSDW EQUITY RESEARCH. MSDW Equity Research is recognized as a world leader in global financial research and provides comprehensive research and in-depth knowledge about general markets and specific companies from around the world. It believes that companies with a sustainable competitive edge in the operations of their businesses are worth more than their weaker competitors. Through its ongoing research and analysis, MSDW Equity Research has developed and undertaken a comprehensive study which it calls "Global Investing: The Competitive Edge" which represents the list of those companies.

Specifically, MSDW Equity Research group's research analysts and strategists presently evaluate approximately 2,000 companies in 21 industry sectors worldwide (the "MSDW Covered Securities"). An initial comprehensive review was conducted in October 1996 and identified 238 companies from the MSDW Covered Securities (then nearly 1,650) as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge List"). The criteria used to select companies that have a global competitive advantage vary according to industry sector. The Competitive Edge List is currently updated annually. From the Competitive Edge List, MSDW Equity Research then assembled a subgroup of 40 companies which it considered at that time to be the most attractive investment opportunities of the companies identified as having a long-term sustainable competitive advantage in the global arena (the "Competitive Edge 'Best Ideas' List"). MSDW Equity Research's Competitive Edge List and Competitive Edge "Best Ideas" List are not compiled with any particular client or product in mind and are not, and will not be, compiled with the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO in mind. When selecting the companies for its Competitive Edge "Best Ideas" List, MSDW Equity Research does not take into account country or currency risk, and country or industry sector diversification concerns. MSDW publishes other lists of recommended securities that could be appropriate for Portfolio investors but which will not be used by the Investment Manager for choosing securities for the Portfolio. MSDW could at any time cease publishing the Competitive Edge List and the Competitive Edge "Best Ideas" List. In that event the Trustees of the Fund will make a determination of how to proceed in the best interests of shareholders of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO consistent with the Portfolio's investment objective. A list of the companies contained on the Competitive Edge "Best Ideas" List as of March 31, 1998 is set forth in the Statement of Additional Information. The Competitive Edge "Best Ideas" List is currently updated by MSDW Equity Research quarterly.

In accordance with the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO's investment restrictions described below, the Portfolio will not invest 25% or more of the value of its total assets in any one industry. In addition, as the Portfolio principally invests in the securities of companies on the Competitive Edge "Best Ideas" List, which currently consists of only 40 companies, the Portfolio will invest in a relatively small universe of securities. Accordingly, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may be highly invested in any one industry or country. It is the intention of the Investment Manager that at least 1% and not more than 5% of the Portfolio's net assets will be invested in each company on the Competitive Edge "Best Ideas" List, determined at the time of investment and subject to the specific investment policies and restrictions described below. However, the Investment Manager may eliminate or reduce its investment in any company on the Competitive Edge "Best Ideas" List below 1% of the Portfolio's net assets, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) in the view of the Investment Manager, there is a material adverse development with respect to a company, including but not limited to the downgrading of the company's rating by MSDW Equity Research; (c) concerns that, in view of the price of the company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Portfolio, retaining shares of that company or making additional purchases would be inadvisable because of liquidity concerns; or (d) the diversification and other requirements that apply to registered investment companies. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and may increase the Portfolio's holdings in such company's shares when and if those conditions cease to exist. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will purchase any security which is added to the Competitive Edge "Best Ideas" List, and will sell a security which is eliminated from the Competitive Edge "Best Ideas" List and any related Supplemental Security (as defined below), as soon as practicable after the Competitive Edge "Best Ideas" List has been updated by MSDW Equity Research, unless the Investment Manager decides to hold such security as a Supplemental Security. Accordingly, securities may be purchased and sold by the Portfolio when such purchases and sales would not be made under traditional investment criteria. The Investment Manager will not have access to the Competitive Edge "Best Ideas" List prior to its quarterly update by MSDW Equity Research.

While the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO intends to invest in securities on the Competitive Edge "Best Ideas" List, the Portfolio may purchase one or more supplemental securities ("Supplemental Securities") that are not included on the Competitive Edge "Best Ideas" List but are on the Competitive Edge List or, in the event no suitable securities are on the Competitive Edge List, such other securities deemed suitable by the Investment Manager. Supplemental Securities will generally be selected by the Investment Manager from the same or similar industry sector as the security which they are supplementing or replacing. Accordingly, the Portfolio's holdings may not be limited to those on the Competitive Edge "Best Ideas" List. While there is no limit on the total number of Supplemental Securities that the Portfolio may hold, Supplemental Securities and all other securities that are not on the Competitive Edge

"Best Ideas" List generally will not exceed 35% of the Portfolio's total assets. In addition, each security on the Competitive Edge "Best Ideas" List which is supplemented or replaced, together with its corresponding Supplemental Securities, will have a combined weighting of no more than 5% of the Portfolio's net assets, determined at the time of investment.

The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 20% of its total assets in money market instruments or cash. The money market instruments in which the Portfolio may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds (including zero coupon securities) (see "General Portfolio Techniques" below), obligations of American banks and savings institutions having total assets of $1 billion or more, Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more, fully insured certificates of deposit, and commercial paper of American issuers rated within the two highest grades by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

There may be periods during which market conditions warrant reduction of some or all of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO's securities holdings. During such periods, the Portfolio may adopt a temporary "defensive" posture in which up to 100% of the Portfolio's net assets are invested in cash or money market instruments.

COMPETITIVE EDGE "BEST IDEAS" SELECTION. The net asset value of the Portfolio will fluctuate depending upon, among other things, the performance of the securities included on the Competitive Edge "Best Ideas" List, which currently consists of 40 companies and which is only updated quarterly. The Portfolio is subject to all the risks associated with investing in a small universe of securities. There can be no assurance that the securities contained in the Competitive Edge "Best Ideas" List will perform as anticipated. The selection of companies on the Competitive Edge "Best Ideas" List is a subjective determination by MSDW Equity Research. Past performance of the securities and issuers included in the Competitive Edge "Best Ideas" List cannot be used to predict future results of the Portfolio, which is actively managed by the Investment Manager and the results of which are expected to vary from the performance of the Competitive Edge "Best Ideas" List.

POTENTIAL INVESTMENT RESTRICTIONS AND CONSIDERATIONS. The activities of an affiliate of the Investment Manager, including but not limited to Dean Witter Reynolds Inc. ("DWR") or Morgan Stanley & Co. Incorporated ("Morgan Stanley"), may from time to time limit the Portfolio's ability to purchase or sell securities on the Competitive Edge "Best Ideas" List. For instance, when DWR or Morgan Stanley or one of their affiliates is engaged in an underwriting or other distribution of stock of an issuer, the Investment Manager may be prohibited from purchasing the stock of that issuer for the Portfolio. In addition, the Competitive Edge "Best Ideas" List is available to other clients of MSDW and its affiliates, including the Investment Manager, as well as the Portfolio. The lists are also subject to restrictions related to MSDW's other businesses and particular securities may or may not be on the lists due to other business concerns of, or legal restrictions applicable to, MSDW.

MSDW BUSINESSES. As a diversified financial services firm, with three primary businesses--securities, asset management and credit services, MSDW provides a wide range of financial services to issuers of securities and investors in securities. MSDW and others associated with it may create markets or specialize in, have positions in and affect transactions in securities of companies included on its research lists and may also perform or seek to perform investment banking services for those companies. Within the last three years MSDW may have managed or co-managed public security offerings for companies included on their research lists, and they or their employees may have a long or short position on holdings in the securities, or options on securities, or other related investments of companies included on their research lists.

The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may enter into repurchase agreements, invest in foreign securities, forward foreign currency exchange contracts, rights and warrants, private placements and futures contracts and options, and lend its portfolio securities, in each case in accordance with the description of those techniques (and subject to the same risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

THE STRATEGIST PORTFOLIO

The investment objective of the STRATEGIST PORTFOLIO is to seek a high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities, and the writing of covered call and put options. This is a fundamental policy and cannot be changed without the approval of the shareholders of the STRATEGIST PORTFOLIO. In seeking to achieve its objective, the STRATEGIST PORTFOLIO actively allocates assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total investment return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accretion) and capital appreciation. There can be no assurance that the investment objective of the STRATEGIST PORTFOLIO will be achieved. The following policies may be changed by the Trustees of the Fund without shareholder approval:

The achievement of the STRATEGIST PORTFOLIO's investment objective depends on the ability of the Investment Manager to assess the effect of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at a lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market potential return is higher. Short duration bonds and money market instruments can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

Within the equity sector, the Investment Manager actively allocates funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The STRATEGIST PORTFOLIO may purchase equity securities (including warrants, convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. See the discussion of convertible securities and warrants under " General Portfolio Techniques" below.

Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the STRATEGIST PORTFOLIO may invest are short-term to intermediate (one to five year maturities) and intermediate to long-term (greater than five year maturities) debt securities and preferred stocks, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investor Service, Inc. or BBB or better by Standard & Poor's Corporation, or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix). Fixed-income securities which may be purchased include zero coupon securities. See the discussion of the characteristics and risks of investments in fixed-income securities rated Baa or BBB and zero coupon securities under "General Portfolio Techniques" below.

Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments. The STRATEGIST PORTFOLIO may invest in money market securities which would be eligible investments for the Fund's MONEY MARKET PORTFOLIO (as set forth above under "The Money Market Portfolio").

The STRATEGIST PORTFOLIO may enter into repurchase agreements, invest in foreign securities (including American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers), invest in real estate investment trusts, lend its portfolio securities, invest in futures contracts and options, purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of those investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

GENERAL PORTFOLIO TECHNIQUES

FOREIGN SECURITIES. The EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO will invest primarily in foreign securities. The GLOBAL DIVIDEND GROWTH PORTFOLIO will invest a substantial portion of its assets in foreign securities. The COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest a substantial portion of its assets in foreign securities. Each of the INCOME BUILDER PORTFOLIO and the CAPITAL GROWTH PORTFOLIO may invest up to 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts ("ADRs") (described below), on which there is no such limit; investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations). The CAPITAL GROWTH PORTFOLIO's investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities (see "Investment Restrictions"). Each of the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 20% of its total assets in securities issued by foreign governments and other foreign issuers and in foreign currency issues of domestic issuers, but not more than 10% of its total assets in such securities, whether issued by a foreign or a domestic issuer, which are denominated in foreign currency. The QUALITY INCOME PLUS PORTFOLIO may invest up to 20% of its net assets in "Yankee government bonds," and up to 15% of its net assets in "Yankee corporate bonds," which are U.S. dollar denominated debt securities issued, respectively, by foreign governments or their respective instrumentalities or agencies or by foreign corporations, which securities in each case are either registered under the Securities Act of 1933, or eligible for resale pursuant to Rule 144A under that Act and pay both principal and interest in U.S. dollars. The UTILITIES PORTFOLIO may invest up to 20% of the value of its total assets, at the time of purchase, in securities issued by foreign issuers, with a maximum of 10% of the value of its total assets, at the time of purchase, invested in such securities that are not ADRs. The CAPITAL APPRECIATION PORTFOLIO may invest up to 10% of the value of its total assets in foreign securities. The S&P 500 INDEX PORTFOLIO may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Market System). The QUALITY INCOME PLUS PORTFOLIO and the HIGH YIELD PORTFOLIO may invest in money market obligations of domestic branches of foreign banks, or foreign branches of domestic banks, including Eurodollar Certificates of Deposit, as set forth above under the description of these Portfolios. The MONEY MARKET PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC

GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more.

Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Portfolio's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets.

Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Portfolio will be conducted on a spot basis or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, through forward foreign currency exchange contracts (described below) or, in the case of those four Portfolios and the CAPITAL APPRECIATION PORTFOLIO, futures contracts (described below under "Options and Futures Transactions"). A Portfolio will incur certain costs in connection with these currency transactions.

Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the GLOBAL DIVIDEND GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, in particular. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held by a Portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments. To the extent a Portfolio purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may engage in transactions involving forward foreign currency exchange contracts ("forward contracts"). A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

The Portfolios will enter into forward contracts under various circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Portfolio is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities (or securities which the Portfolio has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

In addition, when a Portfolio anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Portfolio may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

Lastly, the Portfolios are permitted to enter into forward contracts with respect to currencies in which certain of their portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions" below and in the Statement of Additional Information).

In all of the above circumstances, if the currency in which portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Portfolio will have realized fewer gains than had the Portfolio not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser. The Portfolios generally will not enter into a forward contract with a term of greater than one year, although they may enter into forward contracts for periods of up to five years. The Portfolios may be limited in their ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

AMERICAN DEPOSITORY RECEIPTS AND EUROPEAN DEPOSITORY RECEIPTS. The HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. In addition, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORFOLIO, the EQUITY PORTFOLIO and the S&P 500 INDEX PORTFOLIO may invest in ADRs. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

SECURITIES OF OTHER INVESTMENT COMPANIES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in shares of any one investment company. A Portfolio may not own more than 3% of the outstanding voting stock of any investment company. Such investments may be the sole or most practical means by which the Portfolio may participate in certain foreign securities markets. The Portfolio will incur any indirect expenses incurred through investment in an investment company, such as the payment of a management fee (which may result in the payment of an additional advisory fee). Furthermore, it should be noted that foreign investment companies are not subject to the U.S. securities laws and may be subject to fewer or less stringent regulations than U.S. investment companies. The S&P 500 INDEX PORTFOLIO may invest up to 10% of its total assets in the aggregate in unit investment trusts holding a portfolio of securities linked to the S&P 500 Index ("Standard & Poor's Depositary Receipts").

INVESTMENTS IN SECURITIES RATED BAA BY MOODY'S OR BBB BY S&P. The UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Portfolio other than the CAPITAL APPRECIATION PORTFOLIO is downgraded by a rating agency to a rating of below Baa or BBB, the Portfolio will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Portfolio. In the case of the CAPITAL APPRECIATION PORTFOLIO, the Portfolio may continue to hold downgraded securities but will not purchase a non-investment grade debt security if, immediately after such purchase, the Portfolio would have more than 5% of its total assets invested in such securities. The risks of holding lower-rated securities are described below.

SPECIAL CONSIDERATIONS FOR INVESTMENTS IN HIGH YIELD SECURITIES. Because of the special nature of the HIGH YIELD PORTFOLIO's, the INCOME BUILDER PORTFOLIO's and the CAPITAL APPRECIATION PORTFOLIO's investments in lower rated, high yield securities, commonly known as "junk bonds," the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Portfolios, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Portfolio. Moreover, the market prices of certain of the securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Portfolios to sell certain securities.

New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO.

CONVERTIBLE SECURITIES. Each Portfolio (other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO) may acquire through purchase, and each Portfolio (other than the MONEY MARKET PORTFOLIO) may acquire through a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

A portion of the convertible securities in which each of these Portfolios may invest are not rated. With the exception of securities purchased by the QUALITY INCOME PLUS PORTFOLIO (which may not invest in securities rated lower than A by Moody's or S&P at the time of purchase), when such securities are rated, such ratings will generally be below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." However, with the exception of the HIGH YIELD PORTFOLIO (which invests primarily in lower-rated securities), no Portfolio will invest in convertible securities that are in default in payment of principal or interest and each Portfolio other than the HIGH YIELD PORTFOLIO and the INCOME BUILDER PORTFOLIO has no current intention of investing in excess of 10% of its net assets in unrated or lower-rated convertible securities. The risks of holding lower-rated securities are described above.

The INCOME BUILDER PORTFOLIO may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

The INCOME BUILDER PORTFOLIO also may invest up to 10% of its total assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

"Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the ability of the INCOME BUILDER PORTFOLIO to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the portfolio securities of the INCOME BUILDER PORTFOLIO.

The INCOME BUILDER PORTFOLIO may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Portfolios to invest in the real estate industry (the Portfolios are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

REPURCHASE AGREEMENTS. Each Portfolio of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, each Portfolio of the Fund other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Portfolio will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio (other than the MONEY MARKET PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS. As a fundamental policy, which may be changed only by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Portfolio from disposing of them promptly at reasonable prices. The Portfolio may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

As a non-fundamental policy, which may be changed by the Trustees of the Fund, each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO may invest up to 5%, the EUROPEAN GROWTH PORTFOLIO may invest up to 10%, and each of the HIGH YIELD PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest up to 15%, of its total assets in private placements or restricted securities. (With regard to these nine Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.)

The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the thirteen Portfolios named above to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by any of these Portfolios. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the total assets of each of these Portfolios other than the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, and which under current policy is limited to 15% of the net assets of each of the five Portfolios named above.

ZERO COUPON SECURITIES. A portion of the fixed-income purchased by each Portfolio may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Portfolio invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.

WARRANTS. Each Portfolio (other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO) may acquire warrants attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in warrants not attached to other securities, provided that each of the DIVIDEND GROWTH PORTFOLIO and the EQUITY PORTFOLIO may only invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. In addition, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Portfolio's investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

OPTIONS AND FUTURES TRANSACTIONS

As noted above, each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also write covered put and call options on stock indexes) and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and bond index futures contracts and options on such contracts. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also hedge against such changes by entering into transactions involving stock index futures contracts and options thereon, and (except for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) options on stock indexes. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also hedge against potential changes in the market value of the currencies in which their investments (or anticipated investments) are denominated by writing and/or purchasing put and call options on currencies and engaging in transactions involving currencies futures contracts and options on such contracts. The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index.

Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities (or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the currency) underlying an option it has written, in accordance with the terms of that option, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

COVERED CALL WRITING. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST

IDEAS" PORTFOLIO, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Portfolio has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Portfolio will be exercisable by the purchaser only on a specific date). The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Portfolio's management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Portfolio will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Portfolio's net assets.

PURCHASING CALL AND PUT OPTIONS. The QUALITY INCOME PLUS PORTFOLIO may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. Each of the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase such call and put options in amounts equalling up to 5% of its total assets. Each of the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO may purchase such call and put options and options on stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options. These Portfolios may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Portfolio anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Portfolio may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Portfolios may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Portfolios to purchase call and put options.

STOCK INDEX OPTIONS. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. See "Risks of Options on Indexes," in the Statement of Additional Information.

FUTURES CONTRACTS. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may also purchase and sell stock index futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index. The S&P 500 INDEX PORTFOLIO may invest in stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on such indexes of foreign equity and fixed-income securities as may exist or come into being, such as the Financial Times Equity Index. As a futures contract purchaser, a Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the UTILITIES PORTFOLIO and the STRATEGIST PORTFOLIO, to facilitate asset reallocations into and out of the fixed-income area. The UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices or, in the case of the UTILITIES PORTFOLIO and the STRATEGIST PORTFOLIO, to facilitate asset reallocations into and out of the equity area. The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will purchase or sell currency futures on currencies in which their portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The S&P 500 INDEX PORTFOLIO may purchase and sell stock index futures contracts that are traded on U.S. commodity exchanges on the S&P 500 Index, for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contracts is priced more attractively than stocks comprising the S&P 500 Index.

OPTIONS ON FUTURES CONTRACTS. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. A Portfolio may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

While the futures contracts and options transactions to be engaged in by the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO for the purpose of hedging their portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Portfolio's management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Portfolio sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Portfolio would lose money on the sale.

Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

The GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

New options and futures contracts and other financial products and various combinations thereof continue to be developed. The QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may invest in any such options, futures and products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and the Fund will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, there are no limitations on the ability of any of these Portfolios to invest in options, futures and options on futures.

PORTFOLIO TRADING

Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Portfolios, each Portfolio may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager (or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser) strengthen the Portfolio's position and contribute to its investment objectives. In determining which securities to purchase for the Portfolios or hold in a Portfolio, the Investment Manager and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser's own analysis of factors they deem relevant.

Personnel of the Investment Manager and, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), the principal underwriter of certain of the Variable Annuity Contracts and the Variable Life Contracts, Morgan Stanley & Co. Incorporated ("Morgan Stanley") and other broker-dealer affiliates of InterCapital, and certain affiliated broker-dealers of Morgan Grenfell Investment Services Limited, the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley and other affiliated broker-dealers of InterCapital and affiliated broker-dealers of the Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO. Substantially all of the orders for transactions in portfolio securities and commodities listed on exchanges are expected to be placed for the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO with broker-dealers affiliated with InterCapital, including DWR and Morgan Stanley. Transactions effected through such affiliated broker-dealers are effected pursuant to procedures adopted by the Fund's Board of Trustees that are designed to ensure that the commissions paid to such affiliated broker-dealers are not more than the commissions expected to be paid to unaffiliated brokers or dealers in a commensurate arms-length transaction.

The Money Market Portfolio is expected to have a high portfolio turnover due to the short maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Portfolios will exceed the following percentages in any year: QUALITY INCOME PLUS PORTFOLIO: 300%; HIGH YIELD PORTFOLIO: 300%; UTILITIES PORTFOLIO: 100%; DIVIDEND GROWTH PORTFOLIO: 90%; INCOME BUILDER
PORTFOLIO: 90%; CAPITAL GROWTH PORTFOLIO: 200%; GLOBAL DIVIDEND GROWTH
PORTFOLIO: 100%; EUROPEAN GROWTH PORTFOLIO: 100%; PACIFIC GROWTH PORTFOLIO:
100%; CAPITAL APPRECIATION PORTFOLIO: 300%; EQUITY PORTFOLIO: 300%; S&P 500 INDEX PORTFOLIO: 100%; COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO: 100%; and STRATEGIST PORTFOLIO: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Portfolio of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. The expenses of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO relating to their portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Portfolios' trading policies. A more extensive discussion of the Portfolios' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years: Paula LaCosta, Vice President of InterCapital, is the primary portfolio manager of the QUALITY INCOME PLUS PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Peter M. Avelar, Senior Vice President of InterCapital, is the primary portfolio manager of the HIGH YIELD PORTFOLIO and has been assisted by James Kastberg since May 1998. Messrs. Avelar and Kastberg have been portfolio managers with InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, is the primary portfolio manager of the UTILITIES PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, and Mr. Avelar have been the primary portfolio co-managers of the INCOME BUILDER PORTFOLIO since its inception and since January 1998, respectively. Mr. Vance has been a portfolio manager with InterCapital for over five years. Mr. Vance is also the primary portfolio manager of the DIVIDEND GROWTH PORTFOLIO. Mr. Vance and Matthew Haynes, Vice President of InterCapital, have been the primary portfolio co-managers of the GLOBAL DIVIDEND GROWTH PORTFOLIO since its inception and since May 1997, respectively. Mr. Haynes has been a portfolio manager with InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the CAPITAL GROWTH PORTFOLIO since May 1996. Prior to joining InterCapital in March 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Julian Johnston has been the primary portfolio manager of the EUROPEAN GROWTH PORTFOLIO since April 1998 and has been a portfolio manager with the Sub-Adviser or its affiliates for over five years. Graham D. Bamping, a Director of the Sub-Adviser, is the primary portfolio manager of the PACIFIC GROWTH PORTFOLIO and has been a portfolio manager with the Sub-Adviser for over five years. Ronald J. Worobel, Senior Vice President of InterCapital, is the primary portfolio manager of the CAPITAL APPRECIATION PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Michelle Kaufman, Vice President of InterCapital, has been a primary portfolio manager of the EQUITY PORTFOLIO since May 1996, and has been the sole primary portfolio manager of that Portfolio since December 1996. Prior to joining InterCapital in September 1993, Ms. Kaufman was a securities analyst with Woodward and Associates. Kenton J. Hinchliffe, Senior Vice President of InterCapital, has been designated the primary portfolio manager of the S&P 500 INDEX PORTFOLIO and has been a portfolio manager with InterCapital for over five years. Mark Bavoso, Senior Vice President of InterCapital, has been designated the primary portfolio manager of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, has been the primary portfolio manager of the STRATEGIST PORTFOLIO since September 1995 and has been a portfolio manager with InterCapital for over five years.


INVESTMENT RESTRICTIONS
----------------------------------------------------------

The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies of each Portfolio. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Portfolio without the vote of a majority of the outstanding voting securities of that Portfolio, as defined in the Act.

Each Portfolio of the Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the INCOME BUILDER PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.

    2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks) or, in the case of the UTILITIES PORTFOLIO, to the utilities industry, in which industry the Portfolio will concentrate.

    3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

    4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APRECIATION PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon, (ii) the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC

GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.

    5. Borrow money (except insofar as the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Portfolio's total assets), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

    6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)

    7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    8. In the case of each Portfolio other than the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO, in accordance with the provisions of
Section 12(d) of the Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company).

Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other illiquid securities, exceed 10% of the Portfolio's total assets.

Each of the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO's net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, these Portfolios are permitted to treat the securities they use as cover for written OTC options as liquid provided they follow a procedure whereby they will sell OTC options only to qualified dealers who agree that the Portfolio may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The HIGH YIELD PORTFOLIO may not acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. However, the HIGH YIELD PORTFOLIO may retain common stocks so acquired but not in excess of 10% of its total assets. While the EQUITY PORTFOLIO may not invest in securities of foreign issuers, it may invest in (a) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and (b) American Depository Receipts.

All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

DETERMINATION OF NET ASSET VALUE
----------------------------------------------------------

The net asset value per share is calculated separately for each Portfolio. In general, the net asset value per share is computed by taking the value of all the assets of the Portfolio, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Portfolio once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on days the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other Federal and non-Federal holidays as are observed by the New York Stock Exchange.

The MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

In the calculation of the net asset value of the Portfolios other than the MONEY MARKET PORTFOLIO: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price) (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, by the Sub-Adviser) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Certain of the portfolio securities of each Portfolio other than the MONEY MARKET PORTFOLIO may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

PURCHASE OF FUND SHARES
----------------------------------------------------------

Investments in the Fund may be made only by (1) Northbrook Life Insurance Company ("Northbrook") for allocation to certain separate accounts established and maintained by Northbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, by (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established and maintained by Allstate New York for the purpose of funding variable annuity contracts it issues, by (3) Glenbrook Life and Annuity Company ("Glenbrook") for allocation to certain separate accounts established and maintained by Glenbrook for the purpose of funding variable annuity contracts and variable life insurance contracts it issues, and by (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established and maintained by Paragon for the purpose of funding variable life insurance contracts it issues, in connection with an employer-sponsored insurance program offered only to certain employees of MSDW, the parent company of the Fund's Investment Manager. The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." Persons desiring to purchase annuity or life insurance contracts funded by any Portfolio of the Fund should read this Prospectus in conjunction with the Prospectus of the flexible premium deferred annuity contracts issued by Northbrook, Allstate New York or Glenbrook (the "Variable Annuity Contracts") or in conjunction with the Prospectus of the flexible premium variable life insurance contracts issued by Northbrook, Glenbrook or Paragon (the "Variable Life Contracts").

In the future, shares of the Portfolios of the Fund may be allocated to certain other separate accounts or sold to affiliated and/or non-affiliated entities of Northbrook, Allstate New York, Glenbrook and Paragon (the "Companies") in connection with variable annuity contracts or variable life insurance contracts. It is conceivable that in the future it may become disadvantageous for both variable life and variable annuity contract separate accounts to invest in the same underlying fund. Although neither the Companies nor the Fund currently foresee any such disadvantage, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflict between the interests of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

Shares of each Portfolio of the Fund are offered to the Companies for allocation to the Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Fund of the purchase payment in the manner set forth above under "Determination of Net Asset Value." In the interest of economy and convenience, certificates representing the Fund's shares will not be physically issued. Dean Witter Distributors Inc. (the "Distributor") acts without remuneration from the Fund as the exclusive Distributor of the Fund's shares. (The Distributor is a wholly-owned subsidiary of MSDW and an affiliate of Dean Witter Reynolds Inc., which is the principal underwriter of certain of the Variable Annuity Contracts and the Variable Life Contracts.) The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

REDEMPTION OF FUND SHARES
----------------------------------------------------------

Shares of any Portfolio of the Fund can be redeemed by the Companies at any time for cash, without sales charge, at the net asset value next determined after receipt of the redemption request. (For information regarding charges which may be imposed upon the Contracts by the applicable Account, see the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts.)

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption of the shares of any Portfolio for any period during which the New York Stock Exchange is closed (other than weekend and holiday closings) or trading on that Exchange is restricted, or during which an emergency exists (as determined by the Securities and Exchange Commission) as a result of which disposal of the portfolio securities owned by the Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute substantially all of the net investment income and net realized capital gains, if any, of each Portfolio. Dividends from net investment income and any distributions of realized capital gains will be paid in additional shares of the Portfolio paying the dividend or making the distribution and credited to the shareholder's account.

MONEY MARKET PORTFOLIO. Dividends from net income on the MONEY MARKET PORTFOLIO will be declared, payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and accretion of acquisition, original issue and market discount, less the amortization of market premium and the estimated expenses of the MONEY MARKET PORTFOLIO. The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the MONEY MARKET PORTFOLIO's net investment income. Dividends are automatically reinvested daily in additional shares of the MONEY MARKET PORTFOLIO at the net asset value per share at the close of business that day. Any net realized capital gains will be declared and paid at least once per calendar year; net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

QUALITY INCOME PLUS PORTFOLIO AND HIGH YIELD PORTFOLIO. Dividends from net investment income on the QUALITY INCOME PLUS PORTFOLIO and the HIGH YIELD PORTFOLIO will be declared and paid monthly, and any net realized capital gains will be declared and paid at least once per calendar year.

UTILITIES PORTFOLIO, INCOME BUILDER PORTFOLIO, DIVIDEND GROWTH PORTFOLIO, GLOBAL DIVIDEND GROWTH PORTFOLIO, EQUITY PORTFOLIO AND STRATEGIST PORTFOLIO. Dividends from net investment income, if any, on the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO will be declared and paid quarterly, and any net realized capital gains will be declared and paid at least once per calendar year.

CAPITAL GROWTH PORTFOLIO, EUROPEAN GROWTH PORTFOLIO, PACIFIC GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, S&P 500 INDEX PORTFOLIO AND COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO. Dividends from net investment income and net realized capital gains, if any, on the CAPITAL GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO and the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO will be declared and paid at least once per calendar year.

TAXES. Because the Fund intends to distribute substantially all of the net investment income and capital gains of each Portfolio and otherwise continue to qualify each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"), it is not expected that any Portfolio of the Fund will be required to pay any Federal income tax on such income and capital gains.

Gains or losses on a Portfolio's transactions in certain listed options and on futures and options on futures generally are treated as 60% long-term and 40% short-term. When a Portfolio engages in options and futures transactions, various tax regulations applicable to the Portfolio may have the effect of causing the Portfolio to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the realized net short-term gains of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the CAPITAL GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the CAPITAL APPRECIATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO or the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO or the STRATEGIST PORTFOLIO being available for distribution. These Portfolios intend to make certain elections which may minimize the impact of these rules but which could also result in a higher portion of the Portfolio's gains being treated as short-term capital gains.

With respect to investments by a Portfolio in zero coupon bonds and investment by the HIGH YIELD PORTFOLIO in payment-in-kind bonds, the Portfolios accrue income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on their income and capital gains, each Portfolio must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, a Portfolio may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

Dividends, interest and capital gains received by a Portfolio on investments in foreign issuers or which are denominated in foreign currency may give rise to withholding and other taxes imposed by foreign countries, which may or may not be refunded to the Portfolio.

Since the Companies are the only shareholders of the Fund, no discussion is stated herein as to the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of variable annuity or variable life insurance contracts, see the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts.

PERFORMANCE INFORMATION
----------------------------------------------------------

From time to time the Fund advertises the "yield" and "effective yield" of the MONEY MARKET PORTFOLIO. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the MONEY MARKET PORTFOLIO refers to the income generated by an investment in the Portfolio over a given period (which period will be stated in the advertisement). This income is then annualized. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the MONEY MARKET PORTFOLIO is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The MONEY MARKET PORTFOLIO's "yield" and "effective yield" do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account and are therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

From time to time the Fund advertises the "yield" of each of the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO. The yield of a Portfolio is based on historical earnings and is not intended to indicate future performance. The yield of a Portfolio is computed by dividing the Portfolio's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Portfolio's yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account and is therefore not equivalent to total return under a Contract (for a description of such charges, see the Prospectus for the Contracts).

From time to time the Fund may quote the "total return" of each Portfolio in advertisements and sales literature. The total return of a Portfolio is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of a Portfolio refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Portfolio of $1,000 over periods of one, five and ten years, as well as over the life of the Portfolio, if shorter than any of these periods. Average annual total return reflects all income earned by the Portfolio, any appreciation or depreciation of the Portfolio's assets and all expenses incurred by the Portfolio for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Portfolio. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if reflected, would reduce the performance quoted.

In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio. The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by independent organizations, such as Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
----------------------------------------------------------

The shares of beneficial interest of the Fund, with $0.01 par value, are divided into fifteen separate Portfolios, and the shares of each Portfolio are equal as to earnings, assets and voting privileges with all other shares of that Portfolio. There are no conversion, pre-emptive or other subscription rights. Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

Additional Portfolios (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Portfolios.

On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. To the extent required by law, Northbrook Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account in accordance with instructions from Contract Owners, as more fully described under the caption "Voting Rights" in the accompanying Prospectus for either the Variable Annuity Contracts or the Variable Life Contracts. The Trustees of the Fund have been elected by Northbrook Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company, pursuant to the instructions of Contract Owners.

The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to shareholders of personal liability is remote.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Morgan Stanley Dean Witter Trust FSB, an affiliate of InterCapital and the Distributor, whose address is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payments of dividends and distributions on Fund shares.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

The Sub-Adviser of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the Sub-Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Sub-Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

INITIAL SHAREHOLDER--S&P 500 INDEX PORTFOLIO. Northbrook Life Insurance Company has undertaken to purchase 200,000 shares of the S&P 500 INDEX PORTFOLIO, for a purchase price of $2 million, prior to the commencement of that Portfolio's operations. Northbrook may redeem such shares at any time after the net assets of the S&P 500 INDEX PORTFOLIO have attained a sufficient level so that such redemption will not cause disruption of the operations of the Portfolio.

APPENDIX -- RATINGS OF CORPORATE DEBT
INSTRUMENTS INVESTMENTS
----------------------------------------------------------

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards.
           Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba         Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
           Uncertainty of position characterizes bonds in this class.

B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's.
           Capacity to pay interest and repay principal is extremely strong.

AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-
           income securities in higher-rated categories.

           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB         Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B          Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC         The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C          The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI         The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB"
           indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.

A-2        indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

                                  BOND RATINGS

The Fitch Bond Ratings provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care
and municipal               .

In assessing credit risk, Fitch Investors Service relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

AAA        rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA         rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A          rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB        rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB         rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B          rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC        rated bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

CC         rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C          rated bonds are in imminent default in payment of interest and/or principal.

                               SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

Fitch-1+   (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

Fitch-1    (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

Fitch-2    (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-3    (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

Fitch-S    (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

D          (Default) Issues assigned this rating are in actual or imminent payment default.

LOC        This symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

 RATING
  SCALE    DEFINITION
---------  -------------------------------------------------------------------------------------------------------------------------
AAA        Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA+        High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of
AA         economic conditions.
AA-

A+         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic
A          stress.
A-

BBB+       Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk
BBB        during economic cycles.
BBB-

BB+        Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection
BB         factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently
BB-        within this category.

B+         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will
B          fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent
B-         changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC        Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP         Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default

Duff 5 Issuer failed to meet scheduled principal and/or interest payments.

DEAN WITTER
VARIABLE INVESTMENT SERIES
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

BOARD OF TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Thomas F. Caloia
Treasurer

CUSTODIANS
The Bank of New York
90 Washington Street
New York, New York 10286

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10081

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
(European Growth and Pacific Growth Portfolios)
Morgan Grenfell Investment Services Limited



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